UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois	60602-3790
(Address of principal executive offices)	(Zip code)

John R. Raitt	Paulita A. Pike
Harris Associates L.P.	K&L Gates LLP
Two North La Salle Street, #500	Three First National Plaza, #3100
Chicago, Illinois 60602	Chicago, Illinois 60602

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	9/30/10

Date of reporting period:	3/31/10

Item 1. Reports to Shareholders.

SEMI-ANNUAL REPORT

MARCH 31, 2010

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2010 Semi-Annual Report

President's Letter	1

Summary Information	2

Fund Expenses	4

Commentary on Oakmark and Oakmark Select Funds	6

Oakmark Fund

Letter from the Portfolio Managers	8

Schedule of Investments	9

Oakmark Select Fund

Letter from the Portfolio Managers	13

Schedule of Investments	14

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	16

Schedule of Investments	18

Oakmark Global Fund

Letter from the Portfolio Managers	25

Global Diversification Chart	28

Schedule of Investments	29

Oakmark Global Select Fund

Letter from the Portfolio Managers	34

Global Diversification Chart	36

Schedule of Investments	37

Oakmark International Fund

Letter from the Portfolio Managers	40

Global Diversification Chart	42

Schedule of Investments	43

Oakmark International Small Cap Fund

Letter from the Portfolio Manager	49

Global Diversification Chart	51

Schedule of Investments	52

Financial Statements

Statements of Assets and Liabilities	60

Statements of Operations	62

Statements of Changes in Net Assets	64

Notes to Financial Statements	71

Financial Highlights	83

Disclosure Regarding Investment Advisory Contract Approval	91

Oakmark Glossary	96

Trustees and Officers	99

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

IMPORTANT MESSAGE ABOUT
OAKMARK QUARTERLY REPORT MAILINGS

Kindly be advised that we will no longer print and mail our first and third quarter reports. These reports will only be available online at oakmark.com.

If you wish to receive an e-mail each quarter letting you know when the quarterly reports are posted, please visit our website and sign up for e-mail updates.

To sign up, simply enter your e-mail address in the appropriate box on the right-hand side of the home page and click Join.

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President's Letter

Dear Fellow Shareholders,

The Oakmark Funds performed well in the first half of fiscal year 2010. Stock markets around the world continued to rise, driven by stronger corporate earnings and the unfolding economic recovery. Each one of the Oakmark Funds significantly grew shareholder capital for the fiscal year-to-date and the most recent quarter, extending the strong long-term record of outperformance for all of our Funds.

Economic Recovery and Market Valuation

The worldwide economic expansion continued to gain momentum in the recent quarter. Signs of economic strength are now wide-spread. International trade is up, and U.S. exports are growing at a rate of more than 25%. Housing price indexes are also improving. Capital markets, which were completely frozen only a year ago, are active again, and issuance of corporate debt, equity and even mortgage-backed securities is robust. Finally, employment, which is typically one of the last areas to recover after a downturn, is now rising around the world. We believe that the U.S and world economies will continue to grow for the foreseeable future, but we admit to being concerned about the growing size of the U.S. budget deficit and its potential long-term impact on interest rates and the health of the U.S. economy.

World stock markets have rebounded strongly from their lows of a year ago. While the valuation gap has narrowed from the extreme levels at the height of the market panic, we believe that stocks are still undervalued. Bonds—and U.S. government bonds in particular—present a different case, however. The Federal Reserve has provided immense amounts of liquidity to the markets over the past two years to support the economy. With the economy steadily regaining its health, the need for aggressive stimulus is receding. In fact, we believe the Fed will ultimately need to tighten monetary policy in order to prevent the economy from overheating and to avoid triggering inflation. The combination of: 1) the massive borrowings needed to fund the growing federal deficit; 2) the typical rebound in corporate and individual borrowings in an economic recovery; and 3) tighter monetary policy suggest to us that interest rates will rise over the next few years. Because bond prices fall when interest rates rise, we believe that U.S. government bonds hold significant risk today. Since stocks currently offer healthy dividend yields and will benefit from a stronger economy, we also believe that the typical risk hierarchy has been reversed and that stocks are actually less risky than bonds in today's market.

Many investors decreased their equity holdings after last year's stock market decline, choosing instead the "safety" of bonds. While we see the attraction of safety after the roller coaster ride equity investors have experienced over the last few years, we believe that chasing what has "worked" (high quality bonds) is a mistake. With this in mind, we take the opportunity to remind investors of the value of adopting and adhering to a long-term investment plan, which includes target asset weightings. We believe emotions can often lead investors in the wrong direction, but sticking to a long-term plan can ensure that you maintain your exposure to equities, especially when they are attractively valued, as we believe they are now.

Minding the Details

Investment advisors frequently discuss the power of compound growth and the ability to multiply wealth over long periods of time, even at average rates of return. A corollary to this truth is that small changes in returns can have a very significant impact on long-term wealth accumulation.

Mutual fund returns are a function of both investment returns and fund expenses. While fund expenses are typically small relative to investment returns, higher fund expenses can create a significant drag on results. Thus, while we believe that it is important to choose a fund run by talented investors, it is also important to choose a fund that watches clients' pennies when making investment decisions.

Morningstar, Inc., one of the mutual fund industry's most respected commentators, recently published a study of mutual fund industry trading costs. Granted, this is a complicated subject, and brokerage commissions can vary across funds for many reasons, but the Morningstar study does allow us to draw some broad conclusions. The study found that an average equity mutual fund incurs commission expense (as a percent of average net assets) in the range of 30 basis points (0.30%) annually. At Oakmark, we watch expenses like brokerage commissions closely. Therefore, we are pleased to report that average brokerage commission expense for every one of our Funds was less than half of the 2009 Morningstar peer group average, with several Funds running at substantially less than half of the average. Clearly, our attention to details like trading costs is paying off for our shareholders.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President and CEO of The Oakmark Funds
President and CEO of Harris Associates L.P.

March 31, 2010

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended March 31, 2010[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	6.21%	6.34%	4.70%	6.67%
1 Year	70.07%	72.95%	33.52%	73.29%
Average Annual Total Return for:
3 Year	0.04%	-3.16%	4.49%	-2.18%
5 Year	3.57%	1.12%	7.36%	6.55%
10 Year	7.33%	6.68%	9.84%	12.38%
Since inception	12.69% (8/5/91)	12.58% (11/1/96)	11.55% (11/1/95)	11.64% (8/4/99)
Top Five Equity Holdings as of March 31, 2010[2] Company and % of Total Net Assets	Intel Corp. 2.4% DIRECTV, Class A 2.3% Medtronic, Inc. 2.3% Comcast Corp. 2.2% Liberty Media Holding Corp. - Interactive, Class A 2.1%	Discovery Communications Inc. Class C 10.1% DIRECTV, Class A 7.0% Liberty Media Holding Corp. - Interactive, Class A 5.5% Bristol-Myers Squibb Co. 4.5% H&R Block, Inc. 4.4%	General Dynamics Corp. 3.3% Wal-Mart Stores, Inc. 3.0% Covidien Plc. 2.8% Avon Products, Inc. 2.8% Cenovus Energy, Inc. 2.6%	Snap-on Inc. 4.4% Oracle Corp. 4.0% Laboratory Corp. of America Holdings 4.0% Daiwa Securities Group Inc. 3.9% Square Enix Holdings Co., Ltd. 3.7%
Sector Allocation as of March 31, 2010 Sector and % of Market Value	Consumer Discretionary 31.7% Information Technology 25.3% Financials 13.5% Health Care 11.3% Industrials 8.3% Consumer Staples 7.3% Energy 2.6%	Consumer Discretionary 44.7% Information Technology 24.5% Financials 12.6% Health Care 9.4% Energy 8.8%	U.S. Government
Securities 24.1%
Consumer Staples 20.3%
Industrials 13.6%
Energy 12.3%
Health Care 12.1%
Consumer
Discretionary 7.5%
Materials 2.7%
Information
Technology 2.7%
Foreign Government
Securities 2.6%
			Financials 2.1%	Information Technology 27.7% Consumer Discretionary 20.0% Industrials 18.4% Financials 14.8% Health Care 8.3% Consumer Staples 6.2% Materials 2.4% Energy 2.2%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended March 31, 2010[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	6.41%	5.70%	5.38%
1 Year	70.74%	82.17%	101.36%
Average Annual Total Return for:
3 Year	1.69%	-2.62%	-6.02%
5 Year	N/A	7.17%	6.38%
10 Year	N/A	8.80%	11.24%
Since inception	4.77% (10/2/06)	10.83% (9/30/92)	10.94% (11/1/95)
Top Five Equity Holdings as of March 31, 2010[2] Company and % of Total Net Assets	Adecco SA 6.7% Societe Television Francaise 1 6.1% ROHM Company Ltd. 6.1% Compagnie Financiere Richemont SA 6.0% UBS AG 5.3%	Credit Suisse Group 3.5% Daiwa Securities Group Inc. 3.4% Allianz SE 3.1% Daimler AG 3.0% Adecco SA 3.0%	Julius Baer Group, Ltd. 3.7% Sperian Protection 3.3% Square Enix Holdings Co., Ltd. 3.2% BBA Aviation PLC 3.1% Interpump Group SpA 3.0%
Sector Allocation as of March 31, 2010 Sector and % of Market Value	Consumer Discretionary 39.7% Information Technology 24.8% Financials 19.3% Industrials 7.1% Energy 4.9% Health Care 4.2%	Consumer Discretionary 34.6% Financials 22.0% Industrials 14.8% Information Technology 11.7% Consumer Staples 10.0% Health Care 4.0% Materials 2.4% Energy 0.5%	Industrials 35.3% Consumer Discretionary 17.9% Information Technology 16.3% Financials 12.4% Consumer Staples 8.3% Materials 5.6% Health Care 4.2%

As of 9/30/09, the expense ratio for Class I shares was 1.23% for Oakmark Fund, 1.19% for Oakmark Select Fund, 0.85% for Oakmark Equity and Income Fund, 1.23% for Oakmark Global Fund, 1.43% for Oakmark Global Select Fund, 1.17% for Oakmark International Fund and 1.54% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class I of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from October 1, 2009 to March 31, 2010, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2010, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than Oakmark Equity and Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,145.90	$1,142.30	$1,094.30	$1,106.10	$1,118.60	$1,103.10	$1,103.90
Expenses Paid During Period*	$5.99	$5.82	$4.12	$6.04	$6.71	$5.66	$7.19
Annualized Expense Ratio	1.12%	1.09%	0.79%	1.15%	1.27%	1.08%	1.37%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class I of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.35	$1,019.50	$1,020.99	$1,019.20	$1,018.60	$1,019.55	$1,018.10
Expenses Paid During Period*	$5.64	$5.49	$3.98	$5.79	$6.39	$5.44	$6.89
Annualized Expense Ratio	1.12%	1.09%	0.79%	1.15%	1.27%	1.08%	1.37%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"It was then late 2008. By then there was a long and growing list of pundits who claimed they predicted the catastrophe, but a far shorter list who actually did."

Michael Lewis, The Big Short

Michael Lewis has been on quite a roll. His 1989 best seller, Liar's Poker, provided an early insight into how life was changing inside investment banking firms. His 2003 best seller, Moneyball, about the economics of baseball salaries, changed the way teams are managed. Last year, The Blind Side, his 2006 book about the emergence of the left tackle as one of the highest paid positions in the NFL, was turned into a feel-good movie that was both a box office hit and an Oscar winner. Last month he released another best seller, The Big Short, which explores the sub-prime mortgage collapse through the eyes of a handful of investors who saw it coming. (As one who didn't, I can tell you the book didn't make me feel very smart!) The quote at the top of the page was his well-deserved shot at those in the financial community who are now behaving like politicians, re-inventing history in an attempt to make themselves appear smarter than they really were. We see the spin machines rolling as CEOs quote pro-forma earnings that exclude losses from mistakes they know will recur, money managers advertise short-term performance numbers they know aren't sustainable, and the financial media tout retirement plan recovery schemes they know are destined to fail.

As one considers the plusses and minuses of various investments, I think one of the most overlooked positives of mutual funds is the vast amount of information that becomes permanent public record. Though past performance is no guarantee of future results, daily performance of every mutual fund is public record. There is no way to spin past performance to make it look better than it was—no representative account, no carefully selected endpoints for performance measurement, and no performance numbers that hide the cost of management fees. A mutual fund is also required to send reports to shareholders semi-annually, which explain its investment performance. (Oakmark voluntarily writes these reports every quarter and posts each one on its website Oakmark.com.) These reports highlight the stocks that most significantly affected a fund's performance and often give rationales for important holdings. Additionally, a mutual fund is required to file a full list of its portfolio holdings quarterly with the SEC. If a fund owns a given stock at the end of a quarter, there's no way to get around disclosing it. Although these reports are available to anyone through the SEC's website, they can often be tricky to find. Again, we put all our reports on Oakmark.com as a convenience to our investors and potential investors and to save them the trouble of searching for the reports on the SEC's website. It amazes me that more investors don't take advantage of this resource. Investors are eager to hear a fund manager's thoughts on the market and specific stocks, but most don't do the research to develop a historical perspective for evaluating a manager's current commentary.

So, with Kevin Grant and me recently passing the ten-year mark as managers of The Oakmark Fund, I thought it would be interesting to re-visit the first report we wrote to shareholders in March of 2000.

"It is important to us that our investors understand that we will continue to employ the same value philosophy that has been responsible for [Oakmark's historically strong] results. We will only buy a stock when it is selling below 60% of what we believe the business is worth today. We will sell it when it is priced at more than 90% of estimated value, or when we believe we have made a mistake analyzing the company. In addition, we will seek to identify companies where value grows as time passes and where managements have economic interests that are well aligned with their shareholders. When we identify these stocks, we will buy them in meaningful size. While most mutual funds own over 100 different stocks, we expect to usually have only 40-50 stocks. We are confident that this approach will continue to deliver excellent long-term returns, and we have both made substantial personal investments in The Oakmark Fund since being named the new managers."

About the only change we'd make if we wrote that paragraph today would be that we own about 55 stocks, compared to the average equity fund, which is now up to 166. We still believe that stock picking is our most important skill, and we want to maximize its effect without taking excessive risk in any individual position. Our investment philosophy, the long-term goals, and investing side-by-side with the shareholders all remain the same—not just for The Oakmark Fund, but for all of Oakmark's Funds.

"We are well aware that recent results have been disappointing, and the quarter just ended was no exception.... We are not satisfied with recent performance and are energized by the challenge of restoring The Oakmark Fund to the position of the premier diversified value fund."

OAKMARK AND OAKMARK SELECT FUNDS

Candor in shareholder communication has always been important to us, whether we are communicating to our shareholders or whether a management team is communicating to us. If things aren't going well, we want a management team to be upfront about it.

"In addition to having a portfolio full of great values, we inherit a very favorable tax position. It is unlikely that we will have to make any capital gains distributions for at least a couple of years. We will only pay capital gains taxes after the portfolio appreciates substantially from current levels and that will be welcomed by all of us!"

We have always managed our portfolios with the goal of maximizing long-term after-tax returns. We won't enter into transactions that hurt our tax-free holders, but by actively managing our tax situation—selling our highest cost shares first, tax-trading loss positions, and taking mostly long-term gains—our shareholders have kept a very high percentage of their pre-tax gains.

"We are seeing an increased level of acquisition activity that we believe will benefit the Fund. Additionally, our companies continue to repurchase large quantities of their own stocks, which we believe adds significant value to the remaining shares. The price-to-earnings ratio of The Oakmark Fund stands at 11.5 (using estimated 2000 eps3) compared to 26 for the S&P 5004. That means that each share of The Oakmark Fund that you purchase for $24.76 represents $2.16 of current earnings. If you invested enough money in the S&P 500 to create that same $2.16 of earnings, it would cost $57 or 130% more than in The Oakmark Fund."

Merger activity has significantly contributed to our returns and served as confirmation that we have been identifying undervalued businesses. Of the 44 stocks we owned in Oakmark ten years ago, 13 were subsequently acquired. We continue to like managers who use excess capital to repurchase their company's shares when their stock is undervalued. Most managers today understand that they need to maximize value. Those who embrace the goal of maximizing per-share value, rather than total value, continue to be our preferred managers. Last, we remain focused on undeserved valuation gaps. That valuation gap in 2000 was the single largest contributor to our outperformance over the past decade. Today the valuation gap is much smaller, but the good news is that the market itself sells at a markedly lower price-to-earnings ratio than it did then, and competing bond yields are substantially lower. I'm almost certain we won't outperform the market by as much in this decade as we did in the past decade, but I also expect that the market will provide a tailwind (as it usually does) rather than a headwind.

The 2000 report closed with a look at our largest holdings: Fortune Brands, Washington Mutual, Dun & Bradstreet, Brunswick and AC Nielsen. The average performance of that list was a gain of 74% during our ownership. AC Nielsen was acquired by VNU soon after that report was written. Dun & Bradstreet split into two companies, and we sold both pieces after nice increases. Brunswick was also sold after a good gain. We still own Fortune Brands along with Heinz, H&R Block and YUM! Brands. Our business value estimates for all four have grown substantially, and we continue to believe they are undervalued despite an average total return of just over 200% for the decade. Finally, Washington Mutual—the mistake I'd love to exclude by using pro-forma numbers. We sold the stock, down 80% in price, after being proven dead wrong about the company's participation in bad sub-prime mortgage underwriting. But even with an error of this magnitude, after including dividend income, the stock only lost 12% during our ownership. Anyone who says dividends don't matter clearly hasn't looked at the numbers.

Before we invest your assets in new companies, we read through their old annual reports to see if the management team and the company goals have been consistent. It also gives us a chance to evaluate how management has reacted to their successes and failures. Next time you are trying to figure out if the guy who says he can double your money in three years is legit or not (he's not), remember the advantages inherent in mutual fund transparency. Before you invest your money in another fund, consider investing some time to read its old reports. Even if it only confirms your decision to purchase, gaining the perspective of history can make it a lot easier to confidently stay the course in uncertain times. And now with Oakmark's historical context in place, here's what we are thinking today. We still believe stocks are undervalued, though not nearly to the degree they were a year ago. Despite the strong rally, investors continue to pour money into bond funds, not equity funds, and skepticism remains very high. We've never liked being on the side with the crowd, and most investors remain underinvested in equities. We believe they are still making a mistake.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com

oaklx@oakmark.com

March 31, 2010

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	6.21%	70.07%	3.57%	7.33%	12.69%
S&P 500	5.39%	49.77%	1.92%	-0.65%	8.31%
Dow Jones Average[5]	4.82%	46.93%	3.34%	2.26%	9.67%
Lipper Large Cap Value Index[6]	5.74%	49.73%	1.57%	1.40%	8.05%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.23%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund increased in value by 6% for the quarter compared to a 5% gain for the S&P 500. The stock market has now been up for four consecutive quarters, and the S&P 500 has returned 50% for the trailing twelve months. The Oakmark Fund has performed even better, gaining 70% over that same time period. As mentioned in the introductory letter, we passed the ten-year mark last month as your Fund's co-managers. The S&P 500 performed poorly for the decade ended March 31, losing 6% of its value. We are pleased to report that for that same decade The Oakmark Fund gained 103%.

The Fund's biggest gainers in the quarter were its Liberty Media investments: Liberty Capital up 52% and Liberty Interactive up 41%. About a year ago Liberty Capital made an investment in Sirius XM Radio debt, which allowed Sirius to avoid bankruptcy. That debt has been repaid with generous interest. In addition, at the market value of Sirius stock, the warrants that Liberty received are now worth more than $21 per Liberty share. Liberty Interactive's primary business, QVC, is recovering from the recession much more rapidly than investors had expected. The stock that most hurt our quarterly performance was H&R Block, down 21%. Block reported a larger than expected decline in early season tax filers. We believe that the recession caused many of Block's lower income customers not to file returns for 2009. When that headwind reverses, we expect Block's customer count will recover. During the quarter we eliminated our position in Limited Brands, because the stock responded strongly to some improvement at its Victoria's Secret chain, and we purchased Allstate.

Allstate Corp (ALL - $32)

Allstate is the second largest auto insurer in the United States. Additionally, the company offers homeowners and life insurance. Like many financial companies, Allstate's investment portfolio suffered when the markets fell in 2008. Unlike many financial companies, Allstate neither required government assistance nor diluted shareholders by raising additional capital. At the end of 2006, Allstate's book value peaked at $35. At the end of 2009, including mark-to-market hits on its investments, book value had declined only to $31. For that, the market slashed the company's stock price in half. The stock now sells at 8 times estimated earnings and yields 3%. Put differently, we are buying the high-return auto insurance business at a meaningful discount to our estimate of fair value, and we are getting the homeowners and life insurance operations for free. At this price, we believe our investment is in good hands with Allstate.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

March 31, 2010

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.6%
Advertising—1.5%
Omnicom Group, Inc.	1,316,254	$51,083,818
Aerospace & Defense—2.0%
The Boeing Co.	975,000	70,794,750
Air Freight & Logistics—1.0%
FedEx Corp.	390,000	36,426,000
Asset Management & Custody Banks—4.1%
Bank of New York Mellon Corp.	2,389,630	73,791,775
State Street Corp.	1,560,000	70,418,400
		144,210,175
Broadcasting—1.3%
Discovery Communications, Inc., Class C (a)	1,500,140	44,119,117
Cable & Satellite—4.5%
DIRECTV, Class A (a)	2,399,155	81,115,431
Comcast Corp., Class A	4,320,000	77,630,400
		158,745,831
Catalog Retail—2.1%
Liberty Media Corp. - Interactive, Class A (a)	4,905,000	75,095,550
Communications Equipment—1.8%
Cisco Systems, Inc. (a)	2,450,000	63,773,500
Computer & Electronics Retail—2.1%
Best Buy Co., Inc.	1,760,000	74,870,400
Computer Hardware—5.3%
Hewlett-Packard Co.	1,370,000	72,815,500
Dell, Inc. (a)	3,820,000	57,338,200
Apple, Inc. (a)	240,000	56,383,200
		186,536,900
Consumer Finance—3.0%
Capital One Financial Corp.	1,694,800	70,181,668
American Express Co.	850,000	35,071,000
		105,252,668
Data Processing & Outsourced Services—2.8%
Automatic Data Processing, Inc.	1,275,000	56,699,250
Western Union Co.	2,490,000	42,230,400
		98,929,650
Department Stores—1.0%
Kohl's Corp. (a)	611,900	33,519,882

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.6% (cont.)
Distillers & Vintners—1.7%
Diageo PLC (b)	896,000	$60,435,200
Diversified Banks—1.6%
Wells Fargo & Co.	1,800,000	56,016,000
Drug Retail—1.8%
Walgreen Co.	1,665,000	61,754,850
Electronic Manufacturing Services—2.1%
Tyco Electronics, Ltd. (c)	2,729,500	75,006,660
Health Care Equipment—3.5%
Medtronic, Inc.	1,800,000	81,054,000
Covidien PLC (c)	840,000	42,235,200
		123,289,200
Home Improvement Retail—2.1%
The Home Depot, Inc.	2,231,500	72,189,025
Housewares & Specialties—1.8%
Fortune Brands, Inc.	1,320,000	64,033,200
Hypermarkets & Super Centers—2.0%
Wal-Mart Stores, Inc.	1,270,000	70,612,000
Industrial Conglomerates—3.3%
Tyco International, Ltd. (c)	1,860,000	71,145,000
3M Co.	540,000	45,127,800
		116,272,800
Industrial Machinery—1.5%
Illinois Tool Works, Inc.	1,075,000	50,912,000
Integrated Oil & Gas—1.5%
Cenovus Energy, Inc. (c)	1,930,000	50,585,300
Internet Software & Services—1.8%
eBay, Inc. (a)	2,340,000	63,063,000
Motorcycle Manufacturers—1.8%
Harley-Davidson, Inc.	2,212,000	62,090,840
Movies & Entertainment—7.0%
Viacom, Inc., Class B (a)	2,039,745	70,126,433

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.6% (cont.)
Movies & Entertainment—7.0% (cont.)
The Walt Disney Co.	1,950,000	$68,074,500
Time Warner, Inc.	1,942,566	60,744,039
Liberty Media Holding Corp. - Capital, Class A (a)	1,320,836	48,038,805
		246,983,777
Oil & Gas Exploration & Production—1.0%
EnCana Corp. (c)	1,140,000	35,374,200
Other Diversified Financial Services—3.1%
Bank of America Corp.	3,271,000	58,387,350
JPMorgan Chase & Co.	1,130,000	50,567,500
		108,954,850
Packaged Foods & Meats—1.4%
H.J. Heinz Co.	1,100,000	50,171,000
Pharmaceuticals—7.2%
Bristol-Myers Squibb Co.	2,650,000	70,755,000
Johnson & Johnson	980,000	63,896,000
GlaxoSmithKline PLC (b)	1,565,000	60,283,800
Merck & Co., Inc.	1,571,535	58,696,832
		253,631,632
Property & Casualty Insurance—0.9%
Allstate Corp.	1,000,000	32,310,000
Restaurants—3.3%
McDonald's Corp.	869,000	57,979,680
Yum! Brands, Inc.	1,484,000	56,881,720
		114,861,400
Semiconductor Equipment—1.9%
Applied Materials, Inc.	5,050,000	68,074,000
Semiconductors—4.4%
Intel Corp.	3,850,000	85,701,000
Texas Instruments, Inc.	2,750,000	67,292,500
		152,993,500
Specialized Consumer Services—1.6%
H&R Block, Inc.	3,128,600	55,689,080
Systems Software—3.8%
Oracle Corp.	2,750,000	70,647,500
Microsoft Corp.	2,150,000	62,930,500
		133,578,000
Total Common Stocks (Cost: $2,144,598,163)		$3,322,239,755

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—2.9%
Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase
Agreement, 0.00% dated 3/31/2010 due 4/1/2010,
repurchase price $101,231,632, collateralized by
a Federal Home Loan Bank Bond, with a rate of
2.330%, with a maturity of 5/23/2013, and with
a market value plus accrued interest of $45,795,913,
and by Federal Home Loan Mortgage Corp. Bonds,
with rates from 2.000% - 2.250%, with maturities
from 8/24/2012 - 3/29/2013, and with an aggregate
market value plus accrued interest of $11,916,319,
and by Federal National Mortgage Association Bonds,
with a rate of 1.750%, with maturities from
3/23/2011 - 5/7/2013, and with an aggregate
market value plus accrued interest of $45,544,563
(Cost: $101,231,632)	$101,231,632	$101,231,632
Total Short Term Investment (Cost: $101,231,632)		$101,231,632
Total Investments (Cost: $2,245,829,795)—97.5%		3,423,471,387
Other Assets In Excess of Liabilities—2.5%		89,273,855
Total Net Assets—100%		$3,512,745,242

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

See accompanying Notes to Financial Statements.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	6.34%	72.95%	1.12%	6.68%	12.58%
S&P 500	5.39%	49.77%	1.92%	-0.65%	5.69%
Lipper Multi-Cap Value Index[7]	6.18%	51.98%	0.85%	3.70%	6.04%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.19%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund increased in value by 6% for the quarter compared to a 5% gain for the S&P 500. The stock market has now been up for four consecutive quarters, and the S&P 500 has returned 50% for the trailing twelve months. The Oakmark Select Fund has performed significantly better, gaining 73% over that same time period. Though we view gains of that magnitude as unsustainable, we continue to believe that long-term returns from stocks are likely to be meaningfully higher than returns for either bonds or cash.

During the past quarter, our biggest contributors were Liberty Interactive, up 41%, Bank of America, up 19%, and Discovery Communications, up 11%. Liberty Interactive's primary business is QVC. QVC, remembered by many as a peddler of cubic zirconium jewelry, is now an on-air and on-line department store. We view QVC's quick recovery from the recession as a testament to its competitive advantages over its brick and mortar department store competition. Bank of America is benefiting from an apparent peak in loan charge-offs. As investors gain the confidence to look forward to normalized losses, we think they'll like the earnings outlook for Bank of America. Discovery continued to demonstrate its ability to grow its viewership and thus its attractiveness to advertisers. If you enjoyed the Planet Earth series, make sure you see Life. Its debut set a new high for Discovery Channel's ratings, giving viewers some of the best HD nature photography ever seen on TV.

The biggest detractors for the quarter were H&R Block, down 21%, Western Union, down 10%, and Texas Instruments, down 6%. Importantly, these were the only stocks in the portfolio that declined. Block reported a larger than expected decline in early season tax filers. Investors are concerned that the decline is secular, as a growing number of individuals prepare their own returns using tax preparation software. We believe the problem is mostly cyclical, with the recession causing many of Block's lower income customers not to file returns for 2009. When employment recovers, we expect that headwind to become a tailwind and that Block's customer counts will recover. Western Union's money transfer business also reported weak results, and again, our expectation is that this will reverse as employment recovers. Texas Instruments, despite a strong sales and earnings rebound, left some investors disappointed that its margins weren't improving even more rapidly. We remain pleased with the company's investments in future growth, and we continue to believe that the stock is quite undervalued. No positions were eliminated during the quarter, and no new positions were added.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

March 31, 2010

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—March 31, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.0%
Broadcasting—10.1%
Discovery Communications, Inc., Class C (a)	8,709,500	$256,146,395
Cable & Satellite—11.0%
DIRECTV, Class A (a)	5,247,949	177,433,156
Comcast Corp., Class A	5,750,000	103,327,500
		280,760,656
Catalog Retail—5.5%
Liberty Media Corp. - Interactive, Class A (a)	9,100,000	139,321,000
Computer & Electronics Retail—4.3%
Best Buy Co., Inc.	2,550,000	108,477,000
Computer Hardware—3.3%
Dell, Inc. (a)	5,613,000	84,251,130
Consumer Finance—3.9%
Capital One Financial Corp.	2,410,600	99,822,946
Data Processing & Outsourced Services—3.4%
Western Union Co.	5,165,400	87,605,184
Electronic Manufacturing Services—4.4%
Tyco Electronics, Ltd. (b)	4,067,838	111,784,188
Health Care Equipment—4.4%
Medtronic, Inc.	2,500,000	112,575,000
Integrated Oil & Gas—4.0%
Cenovus Energy, Inc. (b)	3,924,800	102,869,008
Internet Software & Services—4.0%
eBay, Inc. (a)	3,800,000	102,410,000
Movies & Entertainment—4.0%
Time Warner, Inc.	3,210,666	100,397,526
Oil & Gas Exploration & Production—4.3%
Newfield Exploration Co. (a)	2,100,000	109,305,000

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—95.0% (cont.)
Other Diversified Financial Services—8.0%
Bank of America Corp.	6,195,100	$110,582,535
JPMorgan Chase & Co.	2,094,000	93,706,500
		204,289,035
Pharmaceuticals—4.5%
Bristol-Myers Squibb Co.	4,310,200	115,082,340
Restaurants—3.3%
Yum! Brands, Inc.	2,215,000	84,900,950
Semiconductors—8.1%
Intel Corp.	5,047,000	112,346,220
Texas Instruments, Inc.	3,875,000	94,821,250
		207,167,470
Specialized Consumer Services—4.5%
H&R Block, Inc.	6,369,600	113,378,880
Total Common Stocks (Cost: $1,697,647,719)		$2,420,543,708
Short Term Investment—5.0%
Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 3/31/2010 due 4/1/2010, repurchase price $126,701,474, collateralized by a Federal Home Loan Bank Bond, with a rate of 2.330%, with a maturity of 5/23/2013, and with a market value plus accrued interest of $4,579,088, and by Federal Home Loan Mortgage Corp. Bonds, with rates from 2.125% - 4.000%, with maturities from 6/12/2013 - 6/18/2013, and with an aggregate market value plus accrued interest of $124,660,000 (Cost: $126,701,474)	$126,701,474	$126,701,474
Total Short Term Investment (Cost: $126,701,474)		$126,701,474
Total Investments (Cost: $1,824,349,193)—100.0%		2,547,245,182
Other Assets In Excess of Liabilities—0.0%		1,106,428
Total Net Assets—100%		$2,548,351,610

(a)  Non income-producing security.

(b)  Represents a foreign domiciled corporation.

See accompanying Notes to Financial Statements.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/10) AS COMPARED TO THE LIPPER BALANCED FUND INDEX8 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	4.70%	33.52%	7.36%	9.84%	11.55%
Lipper Balanced Fund Index	3.84%	36.03%	3.68%	2.88%	6.40%
S&P 500[4]	5.39%	49.77%	1.92%	-0.65%	6.82%
Barclays Capital U.S. Govt./Credit[9]	1.55%	7.51%	5.17%	6.22%	6.07%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 0.85%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

We are happy to report the fourth consecutive quarter of positive returns to the Equity and Income Fund. In the March quarter the Fund gained nearly 5%, slightly besting the 4% return that Lipper Analytics reports for its Balanced Fund Index. The Fund's equities contributed nearly all of the total return, earning over 7% in the period while the fixed income segment generated only a fractional percentage return. For the first six months of the Fund's fiscal year, the returns are 9% for the Fund versus 8% for the Lipper Balanced Fund Index. The annualized rate of return from the Fund's inception date is 12% compared to the Lipper Balanced Fund Index return of 6%.

During the past quarter the leading contributors to the Fund's return were General Dynamics, Walter Energy, Varian Medical Systems, Rockwell Collins, and Hospira. Fund holdings that declined in price included: H&R Block (disappointing preliminary tax season results), Unilever (unexpected management changes along with euro weakness), Alliant Techsystems (adverse changes in NASA's budget), Martin Marietta Materials (disappointing economic stimulus derived sales), and Diageo (some trade-down to cheaper liquor brands). Our discussion of net equity purchases later in this letter will make it clear why we continued to increase the portfolio's equity allocation to 65%. Appreciation, however, also contributed to the growth in equity commitment. We reduced the fixed income portfolio duration to 2 1/4 years.

Sharp-eyed readers may have already noted that this quarter's winner's list is populated with companies from politically challenged industries. General Dynamics and Rockwell Collins both have significant private aviation product lines, Walter Energy is a coal company, and Varian Medical and Hospira are health care concerns. The stock market seems to have come around to our viewpoint that the environment is not really as negative for these companies and their industries as was feared. General aviation is an industry that the U.S. dominates, its employees are highly compensated, and it generates significant export volumes. As well, General Dynamics participates in the U.S. cyber-defense effort, while Rockwell Collins benefits from an improving production outlook for Boeing and Airbus. Although Walter Energy mines coal, its coal is primarily metallurgical quality, meaning that it is used in steel production. And, exports to emerging markets countries take up much of Walter's output. The Fund's health care holdings' share prices moved upward as the health care bill's details hardened. In this case, certainty seems to have relieved investors. Several smaller health care holdings also enjoyed strong share price advances in the quarter: Kinetic Concepts, Steris, PerkinElmer, and Omnicare. Finally, we should note that the Fund's retail holdings gained strength. Three months ago we wrote somewhat skeptically about the consumer's role in

OAKMARK EQUITY AND INCOME FUND

the economic recovery, titling one of our paragraphs "Consumer to the Rescue?" While consumers may not have been particularly ebullient in the March quarter, retailers' stocks were, as evidenced by Fund holdings Foot Locker, TJX, Home Depot, CVS, and Tractor Supply.

Transaction Activity

Although our equity transaction activity had been fairly quiet as calendar 2009 ended, the March quarter proved rather busy. We initiated six new equity holdings while eliminating four. Beginning with the eliminations, Precision Cast Parts, Varian, and Williams were all successful holdings for the Fund. Precision Cast Parts hit our price target very quickly, and Varian is being acquired. We chose to exit the Williams position because of concerns regarding management strategy and so that we could redeploy the proceeds to more attractive opportunities. The fourth sale, Mueller Water, was not a successful holding for the Fund, but it was through our involvement with Mueller that we began to develop our position in Walter Energy, a stock that has proven extremely rewarding.

Addressing the new names alphabetically, Concho Resources is an independent exploration and production company with particular strengths in older onshore North American oilfields. The company's management team has demonstrated entrepreneurial success at predecessor firms. At Home Depot, new management appears to be revitalizing the company just as the environment for home improvement retailing improves. The stock also sports a superior dividend yield. Omnicare returns to the Fund after a seven-year absence. Interestingly, we began this round of share purchases at almost exactly the same share price at which we last sold the stock in 2003. Omnicare is an institutional pharmacy company, primarily solving the pharmaceutical needs of long-term care patients. Of the six new purchases, Teledyne Technologies has the smallest market capitalization, but it participates in a wide variety of capital goods markets, in particular defense electronics and instrumentation. Transocean Limited is the world's largest offshore drilling contractor with particular expertise in deepwater drilling. As oil exploration activity continues to migrate to deeper waters, we believe Transocean should benefit. Last but not least, Weight Watchers is a major beneficiary of what our security analyst calls the "corpulence wave." The company has suffered somewhat from the recession, but we believe that management's efforts to reignite growth, including a significant internet effort, make the stock attractive.

Is Greek Tragedy Too Much Drama?

"Should the woes of a country with fewer people than metropolitan Los Angeles really roil the massive U.S. financial markets?" asked Tom Lauricella in a February 8 Wall Street Journal article10. (This section's title is also borrowed from that article.) Although U.S. markets have stabilized and rebounded since the article was written, it remains unclear which force is stronger: over-indebted smaller nations' ability to spawn financial contagion or multinational agencies' ability to contain this contagion. Before 2007, investors would not have worried about such issues, but the extreme correlations experienced in the recent bear market have changed attitudes.

We believe that the answer to the question in the previous paragraph is "no," but that does not mean that Greece's problems (as well as those in Portugal, Ireland, Italy, Spain, etc.) are irrelevant to our management of the Equity and Income Fund. From our vantage point these issues have the greatest impact on our fixed income activity, both long-term and short-term. History teaches that problems such as Greece's tend to be handled by accelerating inflation and currency debasement, both of which work to make debt less onerous to the debtor. Although Europe's common currency (the euro) complicates the situation, we still expect that the policy answer will be the same. Accordingly, we have attempted to protect the Fund's fixed income portfolio by avoiding euro-denominated debt in this period.

Of course, it can well be asked, as Michael Gordon did in the January 7th Financial Times, "Should [any] government bonds still be viewed as risk free?"11 Greece's bonds have been downgraded, but they are a tiny, albeit rapidly growing, factor in the total debt market. Of far greater import was Moody's warning that the U.S. could lose its triple-A bond rating unless the federal budget deficit declines or the economy recovers sufficiently. Adding to the fiscal stress, the government admitted that the Social Security program went into a deficit position in 2009, seven years before this was expected to occur. The cause was the high unemployment level (which reduces tax payments to the "trust fund") combined with a surfeit of individuals filing for benefits sooner than anticipated. Finally, American states' fiscal problems (e.g. California and Illinois) have become well-known.

We come to the conclusion that for now bonds are more likely than stocks to produce losses and that we should take an extremely risk-averse fixed income posture. As noted above, we have reduced the fixed income duration down to near two years. Remember that the duration number tells you how much your principal value would change if the entire yield curve would shift by 1%. A more typical duration for the portfolio has been four years, so we have halved the exposure to a shift in the term structure of interest rates. We have also diversified the long-term fixed income portfolio into Canadian government bonds and the short-term portfolio into Canadian and Australian Treasury bills. Finally, we have increased the Fund's equity percentage to its historic zenith, believing that equities that have growing income and dividend streams are a safer investment under current conditions.

Of course, we do not claim to be able to predict the future given the very difficult choices investors face today. What we can attempt is to protect our investors' capital while positioning the Fund to benefit from many likely scenarios. Once again, we thank you for being our shareholders and invite your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

March 31, 2010

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—64.9%
Aerospace & Defense—9.6%
General Dynamics Corp.	8,000,000	$617,600,000
L-3 Communications Holdings, Inc.	4,410,625	404,145,569
Rockwell Collins, Inc.	6,279,000	393,002,610
Goodrich Corp.	4,293,700	302,791,724
Alliant Techsystems, Inc. (a)	1,000,000	81,300,000
Teledyne Technologies, Inc. (a)	191,210	7,891,237
		1,806,731,140
Apparel Retail—1.8%
The TJX Cos., Inc.	6,000,000	255,120,000
Foot Locker, Inc.	4,830,000	72,643,200
		327,763,200
Application Software—0.1%
Mentor Graphics Corp. (a)	3,081,318	24,712,170
Cable & Satellite—1.7%
Scripps Networks Interactive, Inc., Class A	7,000,000	310,450,000
Communications Equipment—0.6%
Cisco Systems, Inc. (a)	4,000,000	104,120,000
Computer Hardware—0.2%
Diebold, Inc.	1,250,000	39,700,000
Construction Materials—0.8%
Martin Marietta Materials, Inc.	1,900,000	158,745,000
Data Processing & Outsourced Services—0.5%
Broadridge Financial Solutions, Inc.	4,343,300	92,859,754
Distillers & Vintners—2.0%
Diageo PLC (b)	5,683,300	383,338,585
Diversified Metals & Mining—1.5%
Walter Energy, Inc. (c)	3,000,000	276,810,000
Drug Retail—1.4%
CVS Caremark Corp.	7,000,000	255,920,000
Electrical Components & Equipment—1.1%
Rockwell Automation Inc.	3,609,600	203,437,056

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—64.9% (cont.)
Electronic Manufacturing Services—1.0%
Tyco Electronics, Ltd. (d)	6,500,000	$178,620,000
Health Care Equipment—7.8%
Covidien PLC (d)	10,600,000	532,968,000
Hospira, Inc. (a)	7,728,000	437,791,200
Varian Medical Systems, Inc. (a)	5,700,000	315,381,000
Steris Corp.	2,873,300	96,715,278
Kinetic Concepts, Inc. (a)	1,800,000	86,058,000
		1,468,913,478
Health Care Services—2.5%
Laboratory Corp. of America Holdings (a)	4,935,000	373,628,850
Omnicare, Inc.	3,300,000	93,357,000
		466,985,850
Home Furnishings—1.1%
Mohawk Industries, Inc. (a)	3,420,000	185,979,600
Leggett & Platt, Inc.	1,327,656	28,730,476
		214,710,076
Home Improvement Retail—1.1%
The Home Depot, Inc.	6,425,500	207,864,925
Hypermarkets & Super Centers—5.0%
Wal-Mart Stores, Inc.	10,000,000	556,000,000
Costco Wholesale Corp.	6,426,400	383,720,344
		939,720,344
Industrial Machinery—0.8%
Pentair, Inc.	4,200,000	149,604,000
Integrated Oil & Gas—2.6%
Cenovus Energy, Inc. (d)	18,500,000	484,885,000
Life Sciences Tools & Services—0.4%
PerkinElmer, Inc.	3,500,000	83,650,000
Marine—0.6%
Kirby Corp. (a) (c)	2,809,900	107,197,685
Oil & Gas Drilling—1.4%
Transocean, Ltd. (a) (d)	3,000,000	259,140,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—64.9% (cont.)
Oil & Gas Exploration & Production—7.0%
XTO Energy, Inc.	10,000,000	$471,800,000
Apache Corp.	4,000,000	406,000,000
EnCana Corp. (d)	8,250,000	255,997,500
Concho Resources, Inc. (a)	3,500,000	176,260,000
		1,310,057,500
Packaged Foods & Meats—6.8%
Nestle SA (b) (e)	9,136,000	467,891,104
ConAgra Foods, Inc.	17,500,000	438,725,000
Unilever PLC (b)	8,500,000	248,880,000
Unilever NV (b)	4,000,000	120,640,000
		1,276,136,104
Personal Products—2.8%
Avon Products, Inc.	15,500,000	524,985,000
Real Estate Investment Trusts—0.1%
Walter Investment Management Corp. (c)	1,093,695	17,499,120
Reinsurance—1.7%
PartnerRe, Ltd. (d)	3,900,000	310,908,000
Specialized Consumer Services—0.5%
H&R Block, Inc.	3,300,000	58,740,000
Weight Watchers International, Inc.	1,085,000	27,700,050
		86,440,050
Specialty Stores—0.4%
Tractor Supply Co.	1,367,300	79,371,765
Total Common Stocks (Cost: $9,191,271,101)		$12,151,275,802
Fixed Income—24.0%
Corporate Bonds—0.4%
Leisure Facilities—0.1%
Vail Resorts, Inc., 6.75%, due 2/15/2014	$14,897,000	$14,952,864
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (f)	18,740,000	19,804,619
Property & Casualty Insurance—0.1%
Fund American Cos., Inc., 5.875%, due 5/15/2013	20,498,000	21,096,890

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—24.0% (cont.)
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	$13,569,175
Total Corporate Bonds (Cost: $57,103,093)			$69,423,548
Government and Agency Securities—23.6%
Canadian Government Bonds—2.1%
Canadian Government Bond, 4.00%, due 6/1/2016	CAD	97,735,000	100,960,597
Canadian Government Bond, 3.00%, due 6/1/2014	CAD	98,870,000	98,465,038
Canadian Government Bond, 3.50%, due 6/1/2013	CAD	96,600,000	98,337,687
Canadian Government Bond, 1.25%, due 6/1/2011	CAD	98,870,000	97,489,626
			395,252,948
Swedish Government Bonds—0.1%
Swedish Government Bond, 3.00%, due 7/12/2016	SEK	200,000,000	28,177,437
U.S. Government Agencies—4.0%
Federal Farm Credit Bank, 3.50%, due 10/3/2011		$96,600,000	100,368,946
Federal Farm Credit Bank, 0.13%, due 2/22/2012 (g)		93,700,000	93,450,758
Tennessee Valley Authority, 6.79%, due 5/23/2012		56,735,000	63,240,178
Tennessee Valley Authority, 5.50%, due 7/18/2017		56,515,000	62,954,489
Federal Farm Credit Bank, 3.875%, due 11/13/2012		38,645,000	40,849,427
Federal Home Loan Mortgage Corp., 0.75%, due 2/19/2013 (h)		22,500,000	22,493,835
Federal Home Loan Bank, 1.30%, due 1/25/2013 (h)		20,000,000	20,013,020
Federal Home Loan Bank, 1.00%, due 3/15/2013 (h)		20,000,000	19,973,860
Federal National Mortgage Association, 1.00%, due 3/15/2013 (h)		20,000,000	19,945,900
Federal National Mortgage Association, 1.00%, due 2/11/2013 (h)		18,500,000	18,508,972
Federal Farm Credit Bank, 4.50%, due 10/17/2012		15,215,000	16,320,522
Federal Farm Credit Bank, 5.125%, due 8/25/2016		14,130,000	15,659,926
Federal Home Loan Bank, 0.75%, due 12/11/2012 (h)		15,000,000	15,006,855
Federal Farm Credit Bank, 3.875%, due 8/25/2011		14,005,000	14,602,271
Federal Home Loan Bank, 1.25%, due 3/30/2015 (h)		12,200,000	12,153,799
Tennessee Valley Authority, 4.375%, due 6/15/2015		9,660,000	10,274,675
Federal Farm Credit Bank, 3.85%, due 2/11/2015		9,415,000	9,898,545
Federal Farm Credit Bank, 0.278%, due 6/8/2011 (g)		9,885,000	9,892,967
Federal National Mortgage Association, 3.10%, due 8/18/2015		9,500,000	9,480,981
Federal National Mortgage Association, 1.00%, due 9/18/2012 (h)		9,500,000	9,463,691
Federal Home Loan Bank, 1.00%, due 12/10/2014 (h)		9,450,000	9,458,590
Federal Home Loan Bank, 1.00%, due 6/8/2012 (h)		9,390,000	9,400,075
Federal Home Loan Mortgage Corp., 3.00%, due 6/30/2014 (h)		8,780,000	8,843,541

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—24.0% (cont.)
U.S. Government Agencies—4.0% (cont.)
Federal Farm Credit Bank, 5.28%, due 8/16/2013	$7,245,000	$7,999,422
Federal Home Loan Bank, 2.10%, due 12/17/2014 (h)	6,970,000	6,938,558
Federal Farm Credit Bank, 5.20%, due 11/28/2016	5,650,000	6,229,176
Federal Farm Credit Bank, 5.125%, due 6/6/2011	5,250,000	5,523,730
Federal Home Loan Bank, 2.00%, due 12/24/2014 (h)	5,500,000	5,506,105
Federal Farm Credit Bank, 4.875%, due 12/16/2015	4,710,000	5,155,858
Federal Farm Credit Bank, 4.92%, due 8/26/2013	4,710,000	5,147,074
Federal National Mortgage Association, 1.50%, due 1/12/2015 (h)	5,000,000	5,017,735
Federal National Mortgage Association, 1.25%, due 11/10/2014 (h)	5,000,000	5,004,520
Federal Farm Credit Bank, 5.10%, due 8/9/2011	4,685,000	4,957,302
Federal Home Loan Mortgage Corp., 1.25%, due 3/16/2015 (h)	4,800,000	4,813,474
Federal National Mortgage Association, 1.125%, due 12/30/2014 (h)	4,750,000	4,779,749
Federal National Mortgage Association, 1.50%, due 1/20/2015 (h)	4,750,000	4,758,949
Federal Home Loan Mortgage Corp., 1.00%, due 3/15/2013 (h)	4,750,000	4,750,869
Federal National Mortgage Association, 1.00%, due 3/15/2013 (h)	4,750,000	4,732,354
Federal National Mortgage Association, 2.25%, due 12/15/2014 (h)	4,750,000	4,710,523
Federal National Mortgage Association, 1.00%, due 9/30/2013 (h)	4,700,000	4,685,289
Federal Home Loan Bank, 1.375%, due 9/16/2013 (h)	4,700,000	4,681,035
Federal National Mortgage Association, 2.00%, due 3/30/2016 (h)	4,700,000	4,668,656
Federal Home Loan Bank, 2.00%, due 9/16/2015 (h)	4,700,000	4,665,666
Federal Home Loan Bank, 0.625%, due 11/12/2013 (h)	4,650,000	4,652,916
Federal National Mortgage Association, 1.25%, due 2/25/2015 (h)	4,650,000	4,641,918
Federal National Mortgage Association, 1.00%, due 3/15/2013 (h)	4,650,000	4,619,966
Federal National Mortgage Association, 2.00%, due 3/26/2015 (h)	4,600,000	4,565,882
Federal National Mortgage Association, 1.25%, due 12/30/2014 (h)	4,500,000	4,534,173
Federal Farm Credit Bank, 5.05%, due 5/25/2011	3,746,000	3,933,884
Federal Farm Credit Bank, 4.50%, due 8/8/2011	2,815,000	2,955,660
Federal Farm Credit Bank, 4.82%, due 10/12/2012	2,345,000	2,533,015
		749,419,281

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—24.0% (cont.)
U.S. Government Notes—17.4%
United States Treasury Note, 1.375%, due 7/15/2018, Inflation Indexed		$502,375,000	$502,728,170
United States Treasury Note, 2.875%, due 1/31/2013		483,005,000	501,646,095
United States Treasury Note, 3.25%, due 5/31/2016		494,340,000	500,557,808
United States Treasury Note, 0.875%, due 1/31/2012		500,000,000	499,414,000
United States Treasury Note, 0.75%, due 11/30/2011		500,000,000	499,316,500
United States Treasury Note, 1.375%, due 9/15/2012		250,000,000	250,547,000
United States Treasury Note, 1.375%, due 10/15/2012		250,000,000	250,312,500
United States Treasury Note, 1.125%, due 12/15/2012		250,000,000	247,832,000
			3,252,354,073
Total Government and Agency Securities (Cost: $4,320,036,059)			$4,425,203,739
Total Fixed Income (Cost: $4,377,139,152)			$4,494,627,287
Short Term Investments—11.4%
Australian Government Bills—0.2%
Australian Treasury Bills, 3.76% - 3.85%, due 4/23/2010 - 6/11/2010 (i) (Cost: $36,681,011)	AUD	41,000,000	$37,483,611
Canadian Treasury Bills—1.8%
Canadian Treasury Bills, 0.45% - 0.84%, due 4/15/2010 - 3/17/2011 (i) (Cost: $323,290,470)	CAD	349,145,000	342,694,332
Commercial Paper—2.5%
American Honda Finance Corp., 0.13% - 0.18%, due 4/13/2010 - 5/4/2010 (i)		$96,000,000	95,986,063
Johnson & Johnson, 144A, 0.09% - 0.17%, due 4/12/2010 - 5/3/2010 (f) (i)		75,000,000	74,995,905
Medtronic, Inc., 144A, 0.13% - 0.16%, due 4/5/2010 - 4/21/2010 (f) (i)		50,000,000	49,997,788
Microsoft Corp., 144A, 0.10% - 0.18%, due 4/14/2010 - 8/17/2010 (f) (i)		122,000,000	121,942,727
Procter & Gamble International Funding, 144A, 0.11% - 0.16%, due 4/8/2010 - 4/29/2010 (f) (i)		87,000,000	86,993,539
Toyota Motor Credit Corp., 0.17%, due 4/26/2010 (i)		10,000,000	9,998,725
Wal-Mart Stores, Inc., 144A, 0.11%, due 4/1/2010 (f) (i)		20,000,000	20,000,000
Wellpoint, Inc., 144A, 0.25%, due 4/28/2010 (f) (i)		10,000,000	9,998,125
Total Commercial Paper (Cost: $469,925,488)			469,912,872

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—11.4% (cont.)
U.S. Government Bills—4.5%
United States Treasury Bills, 0.14% - 0.41%, due 4/8/2010 - 12/16/2010 (i) (Cost: $848,956,815)	$850,000,000	$849,043,200
Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement,
0.00% dated 3/31/2010 due 4/1/2010, repurchase
price $448,257,642, collateralized by a Fannie Mae
Discount Note with a rate of 0.000%, with a maturity
of 3/1/2011, and with a market value plus accrued
interest of $74,718,750, and by a Federal Home Loan
Bank Bond with a rate of 0.750%, with a maturity
of 3/18/2011, and with a market value plus accrued
interest of $255,717,700, and by a Federal Home Loan
Mortgage Corp. Bond, with a rate of 4.125%, with a
maturity of 2/24/2011, and with a market value plus
accrued interest of $126,790,369 (Cost: $448,257,642)	$448,257,642	448,257,642
Total Short Term Investments (Cost: $2,127,111,426)		$2,147,391,657
Total Investments (Cost: $15,695,521,679)—100.3%		18,793,294,746
Liabilities In Excess of Other Assets—(0.3)%		(62,468,755)
Total Net Assets—100%		$18,730,825,991

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(d)  Represents a foreign domiciled corporation.

(e)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(f)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(g)  Floating Rate Note. Rate shown is as of March 31, 2010.

(h)  Step-Coupon.

(i)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

AUD: Australian Dollar

CAD: Canadian Dollar

EUR: Euro

SEK: Swedish Krona

See accompanying Notes to Financial Statements.

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/10) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	6.67%	73.29%	6.55%	12.38%	11.64%
MSCI World	3.24%	52.37%	2.89%	-0.03%	1.53%
Lipper Global Fund Index[13]	3.24%	49.93%	4.04%	0.90%	3.26%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.23%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

The March quarter proved profitable for the Oakmark Global Fund. The Fund gained nearly 7%, which contrasts to 3% for the MSCI World Index and 3% for the Lipper Global Fund Index. For the six months of the Fund's fiscal year, the returns are 11% for the Fund, 7% for the MSCI World Index, and 8% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 12% compound annualized rate of return since inception. Double-digit compounded rates of return in a low-inflation environment grow shareholder wealth, our ultimate goal for the Fund's shareowners.

The countries that had the largest positive effect on the Fund's quarter were the U.S., Switzerland, and Japan, which also happen to be the countries with the largest weights in the portfolio. In fact, the Fund's holdings domiciled in these three countries constitute nearly three-fourths of the total portfolio. Countries where holdings generated losses for the Fund included the U.K., Italy, and France.

The stock that contributed the most (by far) to the Fund's three-month return was Live Nation Entertainment, the U.S.-based concert promotion and venue concern. Throughout the Fund's history, a recurring theme has been for disappointing holdings suddenly to bounce back strongly, often when least expected, and that has certainly been the case with Live Nation. During the downturn, investors feared that concert attendance would collapse, and this fear severely depressed Live Nation's share price. We observed, however, that concert attendance had proven fairly recession-resistant in the past, and when it became clear that the company's fundamentals had weathered the recent downturn well, the share price experienced an outstanding recovery. Other strong contributors to the Fund's return included OMRON (Japan), Richemont (Switzerland), Union Pacific (U.S.), and ROHM (Japan). Stocks with negative impacts on the Fund's return included Daimler (Germany), Alliant Techsystems (U.S.), and Toyota (Japan).

Toyota

The March quarter proved to be quite challenging for Toyota, a Global Fund 2008 vintage purchase. Several Toyota product lines were alleged to have

OAKMARK GLOBAL FUND

serious quality issues and the company announced a massive auto recall during February. Although Toyota's management may have responded too cautiously in this crisis, we believe that the Toyota brand name remains strong and that developments in the product recall are now evolving favorably. There may be some long-term damage to Toyota's per share value given all that has transpired, but we believe that the share price decline over the past few months is larger than any lost business value. We admit that the product liability lawsuit flow likely will grow in the future, and some estimates suggest that losses from those suits could fall in a range of $3-5 billion. With net cash and securities worth more than $50 billion on its balance sheet, we believe Toyota currently has ample liquidity to cover this level of loss. In addition, we believe the company can continue to generate $5-10 billion in annual free cash flow.

Recent events aside, Akio Toyoda has impressed us with the steps he has taken since becoming Toyota president less than one year ago. He closed down the money-losing Formula One team, despite his well-known love for race cars. He also announced the closure of the only unionized Toyota car plant in the United States because it suffered the lowest productivity. These actions impress us because they went against the trend for Japanese management teams, many of which are not shareholder-oriented and instead focus on permanent employment for their workforce. Finally, he is removing the previous management's market-share focus and replacing it with an emphasis on quality and customer satisfaction. We expect this to restore customer faith in the Toyota brand and allow for reasonable growth in the future. We added to our position in Toyota during the quarter and still see it as one of the most attractive companies represented in the Fund.

Portfolio Activity

We added four new companies to the portfolio during the first quarter while eliminating three. The eliminations were Alliant Techsystems (U.S.), GAM (Switzerland), and MDS (Canada). We wrote at length (ad nauseam?) about the Fund's experience with MDS six months ago and are pleased that a partial rebound in its share price afforded us the ability to move capital to more attractive names. GAM shares were spun out of the Fund's holding in Julius Baer; although both GAM and Alliant have been profitable Fund holdings, we perceived more opportunity elsewhere.

We initiated positions in two U.S. names, Sara Lee and Applied Materials, along with Australian-domiciled Primary Health Care and Mexico-based FEMSA. Our investment in FEMSA is the only emerging market listed company in the Fund. FEMSA owns the largest Coke bottler in Latin and South America as well as Oxxo, the largest convenience store operator in Mexico. FEMSA is in the process of selling its beer operations to Heineken. We initiated the position in the Fund after FEMSA's share price fell on the news of Heineken's proposed price for the beer business, as many thought this unit warranted a higher price. Not only is the transaction price in line with our expectations for that unit, but as FEMSA shareholders, the Fund will receive what we believe is undervalued Heineken stock in the deal and still own the Coke business and Oxxo for what we perceive to be less than fair value.

We have received many questions from investors regarding our limited exposure to companies listed in emerging markets. In our opinion, certain markets, like Russia, exhibit such weak rule of law and corporate governance that we will not put our shareholders' money at risk in those regions, regardless of price. Other markets, such as India, are suitable for investment, but investor expectations can be so euphoric as to make it nearly impossible to identify any value there. It is much cheaper to purchase shares of businesses domiciled in developed markets that have significant emerging market penetration. For example, Richemont, the company that owns the coveted Cartier brand name (and many others), sells at just 15 times next year's earnings yet has over 30% of its business originating in emerging markets.

Although we are not finding value in emerging markets, we do spend significant time researching these markets. Over the past eighteen months our analysts have traveled to China, India, Brazil, Mexico, Indonesia, Malaysia, South Korea, Taiwan and Thailand. We encourage this effort to ensure that we know those countries' most impressive businesses and management teams so that we may react quickly when such companies become more attractively priced. As you may recall, the Oakmark International Fund invested over 25% of its assets in emerging markets during the 1997-1998 emerging market crisis. It is important to remember the risks associated with investing in such countries. Their stock markets are relatively illiquid, which means that unstable governments and economies can significantly and rapidly affect share prices. We require emerging market domiciled companies to be cheaper to compensate the Fund's shareholders for these risks.

OAKMARK GLOBAL FUND

Shifting gears to the new U.S. names, Applied Materials and Sara Lee both have attractive share prices but have very different investment concepts. We believe Applied Materials' share price is unduly depressed for cyclical reasons while Sara Lee is in the midst of an evolving corporate restructuring. Applied Materials is the largest capital equipment supplier for manufacturing semiconductors and liquid crystal display (LCD) panels. The company enjoys dominant market shares and a strong balance sheet. Applied entered the solar energy business during the last decade, and although solar is very sensitive to the level of government subsidies offered, we believe that we are not paying anything currently for what should be an interesting long-term option. In contrast, many of Sara Lee's products may be familiar to you from supermarket visits (e.g. Hillshire Farms, Jimmy Dean, etc.), though the company's strongest product set is probably its international beverage division. Sara Lee's management is in the process of selling the company's international household and body care business, the proceeds from which are expected to be applied to debt reduction and share repurchase. Combined with an attractive dividend yield, we believe that Sara Lee shares offer interesting total return potential.

As always, we thank you for your support and welcome your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

March 31, 2010

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—March 31, 2010 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.3%
Aerospace & Defense—1.3%
ITT Corp. (United States)	Designs & Manufactures a Variety of Engineered Products & Military Defense Systems	480,000	$25,732,799
Apparel, Accessories & Luxury Goods—4.8%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	1,475,500	57,136,442
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	4,772,493	38,869,199
			96,005,641
Application Software—2.9%
SAP AG (Germany)	Develops Business Software	1,204,700	58,348,833
Asset Management & Custody Banks—3.5%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,944,800	70,550,645
Automobile Manufacturers—6.0%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,531,500	61,348,460
Daimler AG Registered (Germany)	Automobile Manufacturer	1,235,300	58,154,122
			119,502,582
Broadcasting—6.1%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	3,807,000	70,624,358
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,550,150	45,589,912
Discovery Communications, Inc., Class A (United States) (a)	Media Management & Network Services	179,200	6,055,168
			122,269,438
Building Products—1.9%
Assa Abloy AB, Series B (Sweden)	Develops, Designs & Manufactures Security Locks	1,914,400	37,462,914

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.3% (cont.)
Distillers & Vintners—1.9%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	2,321,800	$38,968,022
Diversified Banks—1.0%
Bank of Ireland (Ireland) (a)	Commercial Bank	9,370,700	20,250,465
Diversified Capital Markets—5.9%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,281,000	66,030,301
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,180,020	51,693,421
			117,723,722
Electronic Components—1.4%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,168,900	27,131,383
Electronic Manufacturing Services—2.2%
Tyco Electronics, Ltd. (Switzerland)	Manufactures Electronic Components	1,581,200	43,451,376
Health Care Equipment—2.8%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	1,098,000	55,207,440
Health Care Services—5.2%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,043,200	78,980,672
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	6,304,760	25,745,758
			104,726,430
Home Entertainment Software—3.7%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	3,367,000	73,613,734
Human Resource & Employment Services—2.6%
Adecco SA (Switzerland)	Temporary Employment Services	914,000	51,880,596
Industrial Conglomerates—2.5%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	688,400	49,306,646

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.3% (cont.)
Industrial Machinery—4.4%
Snap-On, Inc. (United States)	Tool & Equipment Manufacturer	2,017,000	$87,416,780
Investment Banking & Brokerage—3.8%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	14,642,000	77,054,915
Movies & Entertainment—2.4%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,296,600	47,800,700
Office Electronics—4.4%
Neopost SA (France)	Mailroom Equipment Supplier	611,575	48,875,844
Canon, Inc. (Japan)	Computers & Information	850,100	39,372,478
			88,248,322
Oil & Gas Exploration & Production—2.1%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	404,500	41,056,750
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	39,300	1,854,174
			42,910,924
Packaged Foods & Meats—2.2%
Sara Lee Corp. (United States)	Manufactures & Markets Brand Name Products for Consumers Worldwide	3,180,500	44,304,365
Railroads—2.9%
Union Pacific Corp. (United States)	Rail Transportation Provider	795,100	58,280,830
Research & Consulting Services—2.2%
Equifax, Inc. (United States)	Information Management, Transaction Processing, Direct Marketing & Customer Relationship Management	869,800	31,138,840
Meitec Corp. (Japan)	Software Engineering Services	664,000	13,004,428
			44,143,268

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.3% (cont.)
Semiconductor Equipment—2.0%
Applied Materials, Inc. (United States)	Develops, Manufactures, Markets & Services Semiconductor Wafer Fabrication Equipment	2,903,000	$39,132,440
Semiconductors—6.1%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	836,600	62,460,884
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,720,200	60,551,652
			123,012,536
Soft Drinks—1.8%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	753,500	35,813,855
Specialty Chemicals—2.3%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	686,500	32,725,455
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	15,300	13,422,325
			46,147,780
Systems Software—4.0%
Oracle Corp. (United States)	Software Services	3,086,200	79,284,478
Total Common Stocks (Cost: $1,631,896,661)			$1,925,683,859

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.5%
Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 3/31/2010 due 4/1/2010, repurchase price $69,456,930, collateralized by a Federal Home Loan Bank Bond, with a rate of 0.750%, with a maturity of 3/18/2011, and with a market value plus accrued interest of $19,969,800, and by a Federal National Mortgage Association Bond, with a rate of 1.750%, with a maturity of 3/23/2011, and with a market value plus accrued interest of $50,878,125 (Cost: $69,456,930)	$69,456,930	$69,456,930
Total Short Term Investment (Cost: $69,456,930)		$69,456,930
Total Investments (Cost: $1,701,353,591)—99.8%		1,995,140,789
Foreign Currencies (Cost: $632,553)—0.0%		627,817
Other Assets In Excess of Liabilities—0.2%		3,461,413
Total Net Assets—100%		$1,999,230,019

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (3/31/10) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

	Total Returns (as of 3/31/10)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	6.41%	70.74%	4.77%
MSCI World	3.24%	52.37%	-1.80%
Lipper Global Fund Index[13]	3.24%	49.93%	-0.52%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.43%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund returned 6% for the quarter ended March 31, 2010, compared to the MSCI World Index, which returned 3% for the same period. Since inception, the Fund has returned an average of 5% per year, outperforming the MSCI World Index, which has averaged -2% per year over the same period.

For the second quarter in a row, Swiss-based Compagnie Financiere Richemont ("Richemont"), a luxury goods manufacturer and retailer of brands such as Cartier and Montblanc, was the top contributor to the Fund's performance, returning 15.5%. During the past quarter, the market reacted favorably to the company's strong fourth quarter 2009 results. Regionally, the company's sales increased the most in Asia. Sales in the U.S. also grew due to improved consumer confidence. Richemont's strong portfolio of brands has held up well through the economic downturn, and their sizeable presence in emerging markets has contributed to their strong relative performance. Because the company's balance sheet contains nearly one billion euros in net cash, we believe that our investment carries little risk—no matter how long it takes the company's sales to return to normalized levels. We maintain our belief that Richemont is very well positioned, owns one of the premier portfolios of luxury brands, and has a world-class management team. Trading at just 15 times next year's earnings, it is a solid investment opportunity.

Another top contributor to Fund performance was Comcast Corp, a U.S.-based cable service provider, which returned 12.6% for the quarter. Comcast's recent results stem from another quarter of good free cash flow generation and lower maintenance capital spending requirements. We believe Comcast has one of the best clustered cable systems in the industry, and its superior management team maintains capital discipline, keeping the company in solid financial condition.

The biggest detractor from Fund performance for the quarter was Toyota Motor. Please reference the Oakmark Global Fund letter for commentary regarding Toyota. Another detractor from performance for the quarter was Texas Instruments, a U.S.-based semiconductor manufacturer, falling 5.8%. Even though the company experienced a strong rebound in sales and earnings, some investors were disappointed that the company's margins didn't improve even more rapidly. We

OAKMARK GLOBAL SELECT FUND

remain pleased with the strong management team and the company's investments in future growth, and we continue to believe that the stock is undervalued.

There were minor changes to the portfolio during the quarter. We eliminated our position in DirecTV and used the proceeds to purchase Liberty Interactive, a U.S.-based interactive retailing group that owns QVC and other online retailers. QVC, which accounts for 80% of the company's value, reported great results from the fourth quarter of 2009. Its Black Friday sales increased 60% compared to last year, and the retailer had its busiest day ever on Cyber Monday. Despite improvements in revenue and margins, Liberty Interactive continues to trade at a discount to intrinsic value.

Due to the euro's continued weakness, we decreased our euro hedges to approximately 12%. Additionally, we decreased our Swiss franc hedge to approximately 22%, and our Japanese yen hedge remained relatively unchanged at approximately 25%.

As long-term value investors, we continue to focus on finding under-valued companies trading at attractive prices that are run by management teams who focus on building shareholder value. We are confident in our valuation approach and believe that the Fund is well positioned to generate long-term results. We thank you for your continued confidence and support, and we welcome any questions you may have.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

March 31, 2010

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—March 31, 2010 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.0%
Apparel, Accessories & Luxury Goods—6.0%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	547,000	$21,181,723
Application Software—4.9%
SAP AG (Germany)	Develops Business Software	356,500	17,266,837
Automobile Manufacturers—5.1%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	450,000	18,025,992
Broadcasting—6.1%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	1,161,000	21,537,925
Cable & Satellite—7.3%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	880,000	15,813,600
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	1,078,000	9,847,901
			25,661,501
Catalog Retail—4.6%
Liberty Media Corp. - Interactive, Class A (United States) (a)	Home & Internet Shopping Online Travel	1,050,000	16,075,500
Computer & Electronics Retail—4.4%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	360,000	15,314,400
Computer Hardware—3.8%
Dell, Inc. (United States) (a)	Technology Products & Services	878,000	13,178,780
Consumer Finance—4.1%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	350,000	14,493,500
Diversified Capital Markets—5.3%
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	1,138,000	18,498,976

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.0% (cont.)
Human Resource & Employment Services—6.7%
Adecco SA (Switzerland)	Temporary Employment Services	415,000	$23,556,288
Integrated Oil & Gas—4.6%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	612,900	16,064,109
Investment Banking & Brokerage—4.9%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	3,234,000	17,019,232
Movies & Entertainment—3.8%
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	423,333	13,237,623
Other Diversified Financial Services—3.8%
Bank of America Corp. (United States)	Banking & Financial Services	756,500	13,503,525
Pharmaceuticals—4.0%
Bristol-Myers Squibb Co. (United States)	Health & Personal Care	525,000	14,017,500
Semiconductors—14.6%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	288,000	21,502,193
Intel Corp. (United States)	Computer Component Manufacturer & Designer	682,000	15,181,320
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	595,000	14,559,650
			51,243,163
Total Common Stocks (Cost: $301,619,165)			$329,876,574

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—5.2%
Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 3/31/2010 due 4/1/2010, repurchase price $18,088,991, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 4.125%, with a maturity of 2/24/2011, and with a market value plus accrued interest of $18,455,613 (Cost: $18,088,991)	$18,088,991	$18,088,991
Total Short Term Investment (Cost: $18,088,991)		$18,088,991
Total Investments (Cost: $319,708,156)—99.2%		347,965,565
Other Assets In Excess of Liabilities—0.8%		2,891,391
Total Net Assets—100%		$350,856,956

(a)  Non income-producing security.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/10) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	5.70%	82.17%	7.17%	8.80%	10.83%
MSCI World ex U.S.	1.35%	55.96%	4.33%	1.70%	6.50%
MSCI EAFE[15]	0.87%	54.44%	3.75%	1.27%	6.16%
Lipper International Fund Index[16]	1.88%	57.29%	5.28%	2.08%	7.48%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.17%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned 6% for the quarter ended March 31, 2010, comparing favorably to the MSCI World ex U.S. Index, which returned 1% over the same period. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 7% per year over the same period.

The global economy continues to recover. The Fund's top contributor this quarter, Japan-based OMRON, which returned 30.6%, benefited from improving market conditions. OMRON manufactures electronic components and systems for factory automation. Over the past few years, shares were negatively impacted by fears of a prolonged economic downturn. In fact, OMRON did experience a decrease in orders as end market demand eroded; however, this market is recovering, and OMRON has experienced increased demand across all of its divisions. Additionally, in reaction to the downturn, management implemented a cost-reduction plan, which generated benefits more quickly than expected. When OMRON's order book increases, we expect its margins to return to more normal levels. Another top contributor for the quarter was U.K.-based Signet Jewelers, returning 21%. The company's cost-savings plan continues to deliver, and we believe that Signet will exit the cycle in a much stronger competitive position.

The largest detractor from Fund performance during the quarter was Daimler, the premium auto manufacturer of the Mercedes brand, which dropped 11.7%. The market responded negatively when Daimler cancelled its dividend, a decision management made in order to avoid consolidating operating losses which would have reduced reserves and limited the company's future payout capabilities. We believe that the right capital allocation decision was made here, and we appreciate management's longer term strategic focus on building shareholder value. We also believe that the management team is stronger after the company renewed the contract of Dieter Zetsche, Chairman, and appointed Wolfgang Bernhard to head production and procurement. The company's financial discipline also remains sound. Management has structurally improved the business by removing billions of costs and by planning to improve efficiency through a broad range

OAKMARK INTERNATIONAL FUND

of pending initiatives. In addition, the U.S. auto market has shown signs of recovery, while growth has accelerated in new markets such as China. Daimler's successful model launches and shift towards Asia should also improve the company's results. After years of unprecedented weakness in trucks, the market seems finally set for a comeback, and Daimler's global engine platform makes it well positioned to benefit. We remain positive about the company's long-term outlook and view the recent weakness as another opportunity to invest at attractive prices. Another large detractor to the Fund during the quarter was Toyota Motor. Please reference the Oakmark Global Fund letter for commentary on Toyota.

The Fund experienced above-average trade activity this quarter as we eliminated our positions in Atlas Copco, Compass Group, EnCana, Telecinco, L'Oreal, Rolls Royce and Unilever. We purchased three new names: Banco Santander, a Spanish-based multi-national banking conglomerate; Japan Tobacco, a Japanese manufacturer and distributor of tobacco products; and KT&G, a South Korean tobacco products manufacturer and reseller.

Geographical composition remained steady with Europe accounting for 70% of the Fund, the Pacific Rim accounting for 24%, and Latin and North America accounting for 6%. The remainder, excluding cash, is invested in the Middle East.

Global currency fluctuations during the quarter affected the Fund's hedging exposure. Due to the euro's continued weakness, we decreased our underlying euro hedge to approximately 11%. Our Japanese yen hedge remained relatively unchanged from last quarter at approximately 26%, and we decreased our hedge of the Swiss franc to 27%.

Global equity markets continued to improve during the first quarter of 2010. Previous market volatility has enabled us to build a portfolio of what we believe are high-quality, under-valued names that could generate long-term positive returns. We are pleased to deliver positive returns to our shareholders and look forward to what lies ahead in 2010. Thank you for your continued support.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

March 31, 2010

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—March 31, 2010 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.1%
Advertising—2.6%
Publicis Groupe SA (France)	Advertising & Media Services	3,089,900	$132,212,517
Aerospace & Defense—0.6%
BAE Systems PLC (United Kingdom)	Develops, Delivers & Supports Advanced Aerospace & Defense Systems	5,837,300	32,890,115
Apparel, Accessories & Luxury Goods—5.3%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	3,729,600	144,422,959
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	253,700	80,893,342
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	210,000	24,545,912
Luxottica Group SpA (Italy)	Manufacturer & Retailer of Eyeglass Frames & Sunglasses	873,815	23,368,329
			273,230,542
Application Software—2.8%
SAP AG (Germany)	Develops Business Software	2,942,600	142,522,848
Asset Management & Custody Banks—1.8%
Schroders PLC (United Kingdom)	International Asset Management	3,921,800	83,735,181
Schroders PLC, Non-Voting (United Kingdom)	International Asset Management	579,800	10,091,833
			93,827,014
Automobile Manufacturers—9.7%
Daimler AG Registered (Germany)	Automobile Manufacturer	3,274,700	154,162,797
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	3,121,800	144,118,625
Toyota Motor Corp. (Japan)	Automobile Manufacturer	3,452,000	138,279,388
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	1,732,300	61,146,540
			497,707,350

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.1% (cont.)
Brewers—3.0%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	1,872,600	$83,300,127
Foster's Group, Ltd. (Australia)	Manufactures & Markets Alcoholic & Non-Alcoholic Beverages	14,342,500	69,623,786
			152,923,913
Broadcasting—4.7%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	7,889,000	146,350,292
Grupo Televisa SA (Mexico) (b)	Television Production & Broadcasting	4,477,700	94,121,254
			240,471,546
Building Products—2.7%
Assa Abloy AB, Series B (Sweden)	Develops, Designs & Manufactures Security Locks	6,353,000	124,321,926
Geberit AG, Registered Shares (Switzerland)	Building Products	89,600	16,035,205
			140,357,131
Cable & Satellite—1.8%
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	10,259,900	93,727,718
Distillers & Vintners—2.2%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	6,560,400	110,106,732
Diversified Banks—6.2%
BNP Paribas (France)	Commercial Bank	1,461,938	112,273,894
Sumitomo Mitsui Financial Group, Inc. (Japan)	Commercial Bank	2,644,900	87,418,344
Bank of Ireland (Ireland) (a)	Commercial Bank	29,132,161	62,955,787

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.1% (cont.)
Diversified Banks—6.2% (cont.)
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	3,933,500	$52,277,791
			314,925,816
Diversified Capital Markets—6.4%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	3,491,000	179,946,747
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	9,128,300	148,386,819
			328,333,566
Diversified Chemicals—1.2%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	1,107,500	63,117,197
Diversified Support Services—2.2%
Brambles, Ltd. (Australia)	Provides Pallet & Plastic Container Pooling Services	16,381,800	110,641,114
Electronic Components—1.6%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	3,633,500	84,337,309
Electronic Equipment & Instruments—0.2%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,056,300	11,439,729
Food Retail—0.5%
Koninklijke Ahold NV (Netherlands)	Retails Health & Beauty Supplies, Prescriptions Drugs, Wine & Liquor	1,729,500	23,055,826
Human Resource & Employment Services—3.0%
Adecco SA (Switzerland)	Temporary Employment Services	2,679,300	152,082,801
Industrial Conglomerates—0.5%
Tyco International, Ltd. (Switzerland) (a)	Security Products & Services Provider	640,200	24,487,650
Integrated Oil & Gas—0.5%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	955,800	25,051,518

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.1% (cont.)
Investment Banking & Brokerage—3.4%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	32,568,400	$171,394,297
Marine—1.2%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	614,500	62,184,323
Multi-line Insurance—3.1%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	1,278,000	160,236,769
Office Electronics—1.9%
Canon, Inc. (Japan)	Computers & Information	2,152,900	99,711,809
Packaged Foods & Meats—1.3%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	1,289,500	66,040,402
Pharmaceuticals—3.8%
Novartis AG (Switzerland)	Pharmaceuticals	1,865,800	100,775,142
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	4,851,000	93,158,363
			193,933,505
Publishing—4.1%
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	13,732,000	109,505,250
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	2,803,200	102,009,818
			211,515,068
Research & Consulting Services—2.0%
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	5,607,476	55,183,066
Meitec Corp. (Japan) (c)	Software Engineering Services	2,475,100	48,474,790
			103,657,856
Restaurants—2.0%
Sodexo (France) (a)	Food & Facilities Management Services	1,696,000	101,363,617
Security & Alarm Services—1.8%
G4S PLC (United Kingdom)	Security Services	23,254,000	92,277,918

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.1% (cont.)
Semiconductors—4.5%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,960,000	$146,334,367
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	118,700	85,816,077
			232,150,444
Soft Drinks—1.8%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	1,884,100	89,551,273
Specialty Chemicals—1.1%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	62,900	55,180,671
Specialty Stores—2.7%
Signet Jewelers, Ltd. (United Kingdom) (a)	Jewelry Retailer	4,211,600	136,203,144
Tobacco—0.9%
KT&G Corp. (South Korea)	Produces & Sells Tobacco Products	450,100	24,902,788
Japan Tobacco, Inc. (Japan)	Manufactures & Sells Tobacco, Food, & Pharmaceutical Products	5,200	19,356,081
			44,258,869
Total Common Stocks (Cost: $4,159,220,403)			$4,867,109,917

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—4.5%
Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 3/31/2010 due 4/1/2010, repurchase price $228,740,516, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates from 2.125% - 4.250%, with maturities from 6/18/2013 - 12/12/2018, and with an aggregate market value plus accrued interest of $233,318,613 (Cost: $228,740,516)	$228,740,516	$228,740,516
Total Short Term Investment (Cost: $228,740,516)		$228,740,516
Total Investments (Cost: $4,387,960,919)—99.6%		5,095,850,433
Foreign Currencies (Cost: $1,544,621)—0.0%		1,534,384
Other Assets In Excess of Liabilities—0.4%		18,389,480
Total Net Assets—100%		$5,115,774,297

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INT'L SMALL CAP FUND FROM 3/31/00 TO PRESENT (3/31/10) AS COMPARED TO MSCI WORLD EX U.S. SMALL CAP17 AND MSCI WORLD EX U.S.14 INDEXES (UNAUDITED)†

		Average Annual Total Returns (as of 3/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	5.38%	101.36%	6.38%	11.24%	10.94%
MSCI World ex U.S. Small Cap	5.41%	74.54%	4.13%	6.90%	N/A
MSCI World ex U.S.	1.35%	55.96%	4.33%	1.70%	5.37%
Lipper International Small Cap Index[18]	3.86%	71.63%	5.78%	4.92%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.54%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund returned 5% for the quarter ended March 31, 2010, compared to the MSCI World ex U.S. Small Cap Index, which also returned 5%. For the last 10 years, the Fund has earned an annualized rate of return of 11%, compared to the MSCI World ex U.S. Small Cap Index, which has returned 7% for the same period.

The top performing stock in the portfolio this quarter was Media Prima Berhard, Malaysia's largest media investment group. Through its subsidiaries, Media Prima has a diversified interest in the media arena, including television and radio, online content, outdoor advertising, print media and even event management. Media Prima's share price has increased since the company began growing again in the fourth quarter of 2009. As the global economy rebounds, advertisers' budgets are increasing, and due to its market position Media Prima is the prime beneficiary of this additional spending. Additionally, the company appears poised to benefit from the acquisitions it made in the fourth quarter of 2009.

Two Swiss holdings, Kaba Holding and Panalpina Welttransport, were also large contributors to relative performance this quarter. Kaba, which provides mechanical and electronic security systems, rallied this quarter following a positive earnings report. Margins came through better than expected, demonstrating that recent cost reduction strategies have improved the company's cost structure. Kaba's outlook suggests that the worst of its revenue declines are behind it. Freight forwarder, Panalpina, was a strong performer during the quarter despite reporting very poor fourth quarter results as the company struggled to handle a surge in ocean and air freight volumes that caused significant margin contraction. Despite the disappointing results investors bid up the shares, anticipating that Panalpina's air and ocean freight forwarding business will benefit from the improved outlook for global trade. We continue to be disappointed with management's inability to bring Panalpina's performance more in-line with its forwarding peers, but we still believe the market undervalues the strength of the company's global network.

The two largest detractors from performance for the quarter were both U.K. firms, Carepetright and JJB Sports. Shares of carpet retailer Carpetright declined because the market was

OAKMARK INTERNATIONAL SMALL CAP FUND

disappointed by the company's lower than expected sales growth in the first quarter of 2010. Although there may be some delay between the improving U.K. economy and the rebound in Carpetright's sales and operating profit, we are confident that the company has emerged from the recession in a significantly stronger position. We added to our position during the quarter. Shares of sporting good retailer JJB Sports suffered due to disappointing year-over-year sales, which were caused by the company's recent sale of its gym business and its decision to close underperforming stores. Still, we believe that JJB's new management team has made significant improvements to the business and will create significant value for shareholders over the medium term.

It was another above-average quarter of trading. We sold several holdings, including: CTS Eventim, Domino Printing Sciences, ElringKlinger, IMI, Kimberly Clark de Mexico, Mainfreight, Monitise, Rational, Schindler Holding and Symrise. From the proceeds of these sales, we were able to purchase a number of new securities, including Aegis Group (U.K.), a media services holding company; QinetiQ Group (U.K.), a science and technology research company; Alten (France), a former Fund holding that is a consulting and engineering services firm; Nexans (France), a cable manufacturer; Rexel (France), a distributor of low voltage electrical equipment; Bucher Industries (Switzerland), a manufacturer of food processing machinery and hydraulic components; Prysmian (Italy), a developer and producer of cables for the telecommunication and energy industries; NSD (Japan), a software development company; and Matsumotokiyoshi Holdings (Japan), a holding company that operates drug store chains as well as supermarkets and home centers.

Geographically, our European and U.K. holdings represented approximately 66% of the portfolio at the end of the quarter, and the Pacific Rim holdings and Latin American holdings constituted 31% and 1% of the portfolio, respectively.

We continue to hedge some of the Fund's currency exposure. At the recent quarter end, approximately 20% of the Fund's Swiss franc, 12% of the euro and 26% of the Japanese yen exposures were hedged.

We remain optimistic about the future of the global economy and are excited about the unique buying opportunities the market volatility has created. As evidenced by our new positions in the Fund this quarter, our long-term value approach continues to uncover high quality companies that we believe will provide attractive returns for our shareholders in the future. Thank you for your continued support and confidence!

David G. Herro, CFA Portfolio Manager oakex@oakmark.com

March 31, 2010

† Prior to January 1, 2009, the Fund's primary benchmark was the MSCI World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S., in proportion to world stock market capitalization. The Fund changed its primary benchmark because the MSCI World ex U.S. Small Cap Index reached its tenth anniversary on December 31, 2008 and now provides an historical perspective to make a more meaningful comparison given the small cap focus of the Fund.

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—March 31, 2010 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.6%
Advertising—2.1%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	776,000	$16,476,201
Aegis Group PLC (United Kingdom)	Media Services Provider	2,215,066	4,275,650
			20,751,851
Aerospace & Defense—0.5%
QinetiQ Group PLC (United Kingdom)	Science & Technology Research Company	2,426,700	4,934,570
Air Freight & Logistics—3.6%
Panalpina Welttransport Holding AG (Switzerland)	Freight Shipping & Supply Chain Management Services	224,600	19,075,237
Freightways, Ltd. (New Zealand)	Express Package Services	7,483,000	16,797,132
			35,872,369
Airport Services—3.1%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	10,253,000	30,293,213
Apparel, Accessories & Luxury Goods—1.9%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	2,267,200	18,465,034
Application Software—0.9%
NSD Co., Ltd. (Japan)	Develops Computer Software	731,000	8,780,757
Asset Management & Custody Banks—7.6%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,011,900	36,708,246
MLP AG (Germany)	Asset Management	2,549,900	26,866,829
GAM Holding, Ltd. (Switzerland)	Asset Management	983,000	12,073,075
			75,648,150
Auto Parts & Equipment—0.7%
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	259,100	7,399,690
Automotive Retail—0.9%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	137,700	9,352,818

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.6% (cont.)
Broadcasting—3.8%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	31,962,400	$21,066,573
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	433,600	11,215,045
Ten Network Holdings, Ltd. (Australia) (a)	Operates Commercial Television Stations	2,689,000	4,688,366
Media Prima Berhad, Warrants (Malaysia) (a)	Film Producer & Sports Promoter	1,058,457	204,423
			37,174,407
Building Products—2.3%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	75,200	22,501,517
Commodity Chemicals—1.2%
Nifco, Inc (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	504,300	11,597,444
Computer Hardware—1.5%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	218,400	14,793,350
Construction & Farm Machinery & Heavy Trucks—0.7%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	52,945	7,180,515
Construction Materials—1.8%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	685,000	18,133,833
Drug Retail—2.5%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	585,000	13,985,185

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.6% (cont.)
Drug Retail—2.5% (cont.)
Matsumotokiyoshi Holdings Co., Ltd. (Japan)	Drug Store Operator	477,900	$10,811,408
			24,796,593
Electrical Components & Equipment—1.4%
Nexans SA (France)	Manufactures Cables	140,300	11,959,109
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	77,400	1,521,062
			13,480,171
Electronic Components—1.3%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	110,800	12,775,955
Electronic Equipment & Instruments—1.9%
Orbotech, Ltd. (Israel) (a) (c)	Optical Inspection Systems	1,715,000	18,573,450
Health Care Services—2.6%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	6,243,800	25,496,825
Health Care Supplies—1.3%
Ansell, Ltd. (Australia)	Manufactures Latex	1,194,855	13,311,010
Home Entertainment Software—3.2%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	1,445,700	31,607,774
Home Furnishing Retail—1.4%
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	331,070	9,184,663
Fourlis Holdings SA (Greece)	Wholesales Electric & Electronic Appliances	381,614	4,566,685
			13,751,348
Home Improvement Retail—2.1%
Carpetright PLC (United Kingdom)	Carpet Retailer	1,685,376	20,460,452

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.6% (cont.)
Human Resource & Employment Services—3.6%
Pasona Group, Inc. (Japan) (c)	Placement Service Provider	23,842	$15,709,351
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	1,744,600	10,589,715
Robert Walters PLC (United Kingdom)	International Recruitment Company	2,806,338	9,581,884
			35,880,950
Industrial Conglomerates—3.3%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	329,500	23,600,436
Tomkins PLC (United Kingdom)	International Manufacturing	2,501,700	8,959,332
			32,559,768
Industrial Machinery—9.4%
Interpump Group SpA (Italy) (a) (c)	Pump & Piston Manufacturer	5,909,300	29,172,013
GEA Group AG (Germany)	Engineering Services Provider	757,200	17,549,747
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	691,800	15,884,460
Bobst Group AG (Switzerland) (a)	Manufactures Printing Presses & Packaging Producing Machinery	400,500	15,193,475
Melrose PLC (United Kingdom)	Engineering, Design, Development & Manufacturer of Diversified Specialist Components	2,911,800	9,729,876
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	24,900	4,911,988
Interpump Group SpA, Warrants (Italy) (a) (c)	Pump & Piston Manufacturer	1,042,080	379,317
			92,820,876
Investment Banking & Brokerage—1.4%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	14,064,972
D. Carnegie & Co. AB (Sweden) (a) (b)	Diversified Financials Services	2,314,000	0
			14,064,972

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.6% (cont.)
IT Consulting & Other Services—2.6%
Alten, Ltd. (France) (a)	Consulting & Engineering Services	463,100	$13,050,770
Atea ASA (Norway)	Management & IT Consulting Services	1,505,300	12,727,374
			25,778,144
Life Sciences Tools & Services—0.1%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturing	61,100	492,097
Office Electronics—2.6%
Neopost SA (France)	Mailroom Equipment Supplier	297,000	23,735,643
Boewe Systec AG (Germany) (a)	Automated Paper Management Systems Producer	285,039	2,309,928
			26,045,571
Office Services & Supplies—3.3%
Sperian Protection (France) (b)	Manufactures Protection Equipment For People In Hazardous Work Environments	361,600	32,478,281
Packaged Foods & Meats—4.0%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	15,842,700	20,789,419
Alaska Milk Corp. (Philippines) (c)	Milk Producer	56,360,000	10,226,864
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	200,000	8,369,791
			39,386,074
Photographic Products—1.9%
Vitec Group PLC (United Kingdom) (c)	Photo Equipment & Supplies	3,035,979	18,658,736
Publishing—0.4%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	52,452	4,278,141
Real Estate Services—2.6%
LSL Property Services PLC (United Kingdom) (a) (c)	Residential Property Service Provider	5,681,723	26,167,798

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.6% (cont.)
Research & Consulting Services—1.6%
Bureau Veritas SA (France)	Provides Consulting Services	225,100	$11,948,435
Cision AB (Sweden) (a)	Business & Communication Intelligence	3,139,100	2,499,768
Cision AB, Rights (Sweden) (a)	Business & Communication Intelligence	3,139,100	1,021,644
			15,469,847
Soft Drinks—1.3%
Coca-Cola Femsa S.A.B de C.V. (Mexico) (d)	Bottles & Distributes Branded Beverages	149,100	9,907,695
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	467,794	3,293,829
			13,201,524
Specialty Chemicals—2.3%
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	518,300	13,887,491
Sika AG (Switzerland)	Manufactures Construction Materials	5,300	8,947,268
			22,834,759
Specialty Stores—1.7%
JJB Sports PLC (United Kingdom) (a) (c)	Sportswear & Sports Equipment Retailer	50,389,541	17,204,868
Systems Software—1.4%
Exact Holding NV (Netherlands)	Develops & Markets Business Software	530,600	14,157,522
Trading Companies & Distributors—0.8%
Rexel SA (France) (a)	Distributes Electrical & Ventilation Equipment	504,100	7,659,708
Total Common Stocks (Cost: $921,967,474)			$936,272,732

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—5.1%
Repurchase Agreement—5.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 3/31/2010 due 4/1/2010, repurchase price $50,219,460, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 4.125%, with a maturity of 2/24/2011, and with a market value plus accrued interest of $51,227,019 (Cost: $50,219,460)	$50,219,460	$50,219,460
Total Short Term Investment (Cost: $50,219,460)		$50,219,460
Total Investments (Cost: $972,186,934)—99.7%		986,492,192
Foreign Currencies (Cost: $988,216)—0.1%		992,367
Other Assets In Excess of Liabilities—0.2%		2,417,263
Total Net Assets—100%		$989,901,822

(a)  Non income-producing security.

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(d)  Represents a Sponsored American Depositary Receipt.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL SMALL CAP FUND

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THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Assets and Liabilities—March 31, 2010 (Unaudited)

		Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund
Assets
Investments in unaffiliated securities, at value	(a)	$3,423,471,387	$2,547,245,182	$18,391,787,941
Investments in affiliated securities, at value	(b)	0	0	401,506,805
Foreign currency, at value	(c)	0	0	0
Receivable for:
Securities sold		80,608,670	0	109,856,963
Fund shares sold		6,670,140	1,816,758	87,484,173
Dividends and interest (Net of foreign tax withheld)		6,166,981	2,334,704	37,886,752
Forward foreign currency contracts		0	0	0
Tax reclaim		329,559	0	751,065
Total receivables		93,775,350	4,151,462	235,978,953
Other assets		42,651	37,367	116,662
Total assets		$3,517,289,388	$2,551,434,011	$19,029,390,361
Liabilities and Net Assets
Payable for:
Securities purchased		$0	$0	$273,995,799
Fund shares redeemed		2,606,851	1,541,044	19,544,029
Investment advisory fee		85,364	60,377	320,117
Other shareholder servicing fees		307,734	199,416	2,248,008
Transfer and dividend disbursing agent fees		145,219	98,964	115,813
Trustee fees		5,153	4,779	15,924
Deferred trustee compensation		955,023	840,900	822,384
Other		438,802	336,921	1,502,296
Total liabilities		4,544,146	3,082,401	298,564,370
Net assets applicable to Fund shares outstanding		$3,512,745,242	$2,548,351,610	$18,730,825,991
Analysis of Net Assets
Paid in capital		$2,567,944,789	$2,003,919,777	$16,158,850,025
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions		(238,063,040)	(179,014,624)	(574,151,488)
Net unrealized appreciation on investments, forward contracts and foreign currency translation		1,177,591,267	722,895,989	3,097,712,648
Accumulated undistributed net investment income		5,272,226	550,468	48,414,806
Net assets applicable to Fund shares outstanding		$3,512,745,242	$2,548,351,610	$18,730,825,991
Price of Shares
Net asset value per share: Class I		$39.34	$25.83	$26.74
Class I—Net assets		$3,504,341,691	$2,539,318,796	$17,441,241,381
Class I—Shares outstanding (Unlimited shares authorized)		89,070,122	98,318,199	652,206,175
Net asset value per share: Class II		$39.37	$25.83	$26.61
Class II—Net assets		$8,403,551	$9,032,814	$1,289,584,610
Class II—Shares outstanding (Unlimited shares authorized)		213,446	349,739	48,469,259
(a) Identified cost of investments in unaffiliated securities		$2,245,829,795	$1,824,349,193	$15,500,837,933
(b) Identified cost of investments in affiliated securities		0	0	194,683,746
(c) Identified cost of foreign currency		0	0	0

THE OAKMARK FUNDS

	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value	$1,995,140,789	$347,965,565	$5,047,375,643	$850,399,795
Investments in affiliated securities, at value	0	0	48,474,790	136,092,397
Foreign currency, at value	627,817	0	1,534,384	992,367
Receivable for:
Securities sold	4,925,660	3,543,391	23,869,899	6,442,296
Fund shares sold	5,144,502	1,185,987	25,127,938	4,110,567
Dividends and interest (Net of foreign tax withheld)	2,527,926	522,343	10,978,176	3,034,535
Forward foreign currency contracts	9,757,618	1,277,911	30,209,304	6,008,096
Tax reclaim	5,011,218	258,792	16,400,282	610,189
Total receivables	27,366,924	6,788,424	106,585,599	20,205,683
Other assets	34,128	25,398	48,611	28,412
Total assets	$2,023,169,658	$354,779,387	$5,204,019,027	$1,007,718,654
Liabilities and Net Assets
Payable for:
Securities purchased	$22,455,393	$3,557,132	$83,994,077	$16,756,626
Fund shares redeemed	509,728	215,828	2,419,219	491,999
Investment advisory fee	48,977	8,282	114,109	27,769
Other shareholder servicing fees	172,559	9,184	523,440	42,846
Transfer and dividend disbursing agent fees	63,483	14,951	65,777	6,224
Trustee fees	3,731	3,950	3,006	2,574
Deferred trustee compensation	398,528	12,548	663,322	381,343
Other	287,240	100,556	461,780	107,451
Total liabilities	23,939,639	3,922,431	88,244,730	17,816,832
Net assets applicable to Fund shares outstanding	$1,999,230,019	$350,856,956	$5,115,774,297	$989,901,822
Analysis of Net Assets
Paid in capital	$1,990,157,092	$366,278,746	$5,450,779,619	$1,126,069,388
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	(291,622,432)	(45,176,046)	(1,087,633,704)	(156,698,220)
Net unrealized appreciation on investments, forward contracts and foreign currency translation	303,684,402	29,563,259	738,854,137	20,317,338
Accumulated undistributed net investment income	(2,989,043)	190,997	13,774,245	213,316
Net assets applicable to Fund shares outstanding	$1,999,230,019	$350,856,956	$5,115,774,297	$989,901,822
Price of Shares
Net asset value per share: Class I	$20.80	$10.63	$17.80	$12.53
Class I—Net assets	$1,942,264,071	$350,856,956	$4,990,789,344	$988,772,014
Class I—Shares outstanding (Unlimited shares authorized)	93,360,560	32,998,030	280,408,664	78,922,620
Net asset value per share: Class II	$20.42	$0	$17.90	$12.50
Class II—Net assets	$56,965,948	$0	$124,984,953	$1,129,808
Class II—Shares outstanding (Unlimited shares authorized)	2,790,001	0	6,981,021	90,402
(a) Identified cost of investments in unaffiliated securities	$1,701,353,591	$319,708,156	$4,316,577,363	$807,381,671
(b) Identified cost of investments in affiliated securities	0	0	71,383,556	164,805,263
(c) Identified cost of foreign currency	632,553	0	1,544,621	988,216

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Operations—March 31, 2010 (Unaudited)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$29,009,023	$15,838,978	$91,911,070	$8,502,590
Dividends from affiliated securities	0	0	1,693,695	0
Interest income	48,205	36,123	62,458,946	11,995
Security lending income	0	0	0	210,239
Other income	3,181,734	4,634,980	3,076	1,144
Foreign taxes withheld	(177,125)	(115,248)	(1,638,133)	(360,123)
Total investment income	32,061,837	20,394,833	154,428,654	8,365,845
Expenses:
Investment advisory fee	15,511,658	11,014,327	55,962,388	8,831,677
Transfer and dividend disbursing agent fees	602,087	364,536	724,466	233,619
Other shareholder servicing fees	1,730,829	909,534	7,372,078	706,680
Service fee—Class II	9,860	9,097	1,397,967	68,069
Reports to shareholders	259,393	168,394	534,058	102,102
Custody and accounting fees	166,167	113,954	896,456	283,191
Registration and blue sky expenses	32,094	27,879	282,718	37,819
Trustees fees	173,122	152,353	310,240	104,609
Legal fees	35,174	32,444	103,363	29,479
Audit fees	17,111	14,563	52,582	13,591
Other	140,347	130,172	306,794	114,691
Total expenses	18,677,842	12,937,253	67,943,110	10,525,527
Net Investment Income (Loss)	13,383,995	7,457,580	86,485,544	(2,159,682)
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated securities	191,049,619	67,307,181	243,916,935	(13,041,320)
Affiliated securities	0	0	0	0
Forward foreign currency contracts	0	0	0	(2,194,010)
Foreign currency transactions	9,124	0	(514,744)	(132,806)
Net realized gain (loss)	191,058,743	67,307,181	243,402,191	(15,368,136)
Net change in unrealized appreciation (depreciation) on:
Investments	251,402,385	245,130,775	1,203,344,050	191,708,391
Forward foreign currency contracts	0	0	0	15,553,624
Foreign currency translation	(46,750)	0	(57,617)	(153,807)
Net change in unrealized appreciation (depreciation)	251,355,635	245,130,775	1,203,286,433	207,108,208
Net realized and unrealized gain	442,414,378	312,437,956	1,446,688,624	191,740,072
Net increase in net assets resulting from operations	$455,798,373	$319,895,536	$1,533,174,168	$189,580,390

THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$1,758,293	$31,676,611	$7,321,840
Dividends from affiliated securities	0	0	1,050,140
Interest income	4,523	42,247	11,083
Security lending income	0	310,148	145,011
Other income	0	230,688	0
Foreign taxes withheld	(30,394)	(2,054,381)	(635,686)
Total investment income	1,732,422	30,205,313	7,892,388
Expenses:
Investment advisory fee	1,422,171	20,509,113	4,970,674
Transfer and dividend disbursing agent fees	66,374	350,072	83,802
Other shareholder servicing fees	101,391	1,819,146	300,763
Service fee—Class II	0	129,757	937
Reports to shareholders	27,822	172,484	36,848
Custody and accounting fees	66,904	879,128	246,356
Registration and blue sky expenses	18,377	91,524	42,873
Trustees fees	53,077	155,826	91,602
Legal fees	21,774	39,545	23,838
Audit fees	8,740	21,261	10,859
Other	74,210	158,224	78,207
Total expenses	1,860,840	24,326,080	5,886,759
Net Investment Income (Loss)	(128,418)	5,879,233	2,005,629
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated securities	22,596,342	64,471,231	29,845,516
Affiliated securities	0	(2,292,487)	(10,168,190)
Forward foreign currency contracts	(360,540)	(4,366,152)	532,789
Foreign currency transactions	(59,783)	(1,613,094)	(34,582)
Net realized gain (loss)	22,176,019	56,199,498	20,175,533
Net change in unrealized appreciation (depreciation) on:
Investments	10,482,685	348,178,236	56,737,201
Forward foreign currency contracts	2,062,919	44,967,478	7,229,861
Foreign currency translation	3,612	(323,075)	(62,308)
Net change in unrealized appreciation (depreciation)	12,549,216	392,822,639	63,904,754
Net realized and unrealized gain	34,725,235	449,022,137	84,080,287
Net increase in net assets resulting from operations	$34,596,817	$454,901,370	$86,085,916

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$13,383,995	$27,689,167
Net realized gain (loss)	191,058,743	(433,393,783)
Net change in unrealized appreciation (depreciation)	251,355,635	376,273,624
Net increase (decrease) in net assets from operations	455,798,373	(29,430,992)
Distributions to shareholders from:
Net investment income—Class I	(21,156,755)	(42,725,032)
Net investment income—Class II	(34,759)	(75,879)
Net realized gain—Class I	0	(93,416,024)
Net realized gain—Class II	0	(288,563)
Total distributions to shareholders	(21,191,514)	(136,505,498)
From Fund share transactions:
Proceeds from shares sold—Class I	393,362,701	601,934,705
Proceeds from shares sold—Class II	915,340	1,887,729
Reinvestment of distributions—Class I	20,326,344	130,739,804
Reinvestment of distributions—Class II	30,259	313,903
Payment for shares redeemed—Class I	(487,295,515)	(1,034,053,034)
Payment for shares redeemed—Class II	(1,739,977)	(5,433,570)
Redemption fees—Class I	156,041	430,656
Redemption fees—Class II	376	1,355
Net decrease in net assets from Fund share transactions	(74,244,431)	(304,178,452)
Total increase (decrease) in net assets	360,362,428	(470,114,942)
Net assets:
Beginning of period	3,152,382,814	3,622,497,756
End of period	$3,512,745,242	$3,152,382,814
Undistributed net investment income	$5,272,226	$16,252,360
Fund Share Transactions—Class I:
Shares sold	10,572,941	22,827,276
Shares issued in reinvestment of dividends	560,727	5,145,211
Less shares redeemed	(13,055,464)	(39,216,734)
Net decrease in shares outstanding	(1,921,796)	(11,244,247)
Fund Share Transactions—Class II:
Shares sold	25,085	70,339
Shares issued in reinvestment of dividends	833	12,339
Less shares redeemed	(48,634)	(200,080)
Net decrease in shares outstanding	(22,716)	(117,402)

THE OAKMARK FUNDS

	Oakmark Select Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$7,457,580	$12,483,550
Net realized gain (loss)	67,307,181	16,602,590
Net change in unrealized appreciation (depreciation)	245,130,775	127,889,641
Net increase in net assets from operations	319,895,536	156,975,781
Distributions to shareholders from:
Net investment income—Class I	(7,132,188)	(28,952,323)
Net investment income—Class II	(19,757)	(126,188)
Total distributions to shareholders	(7,151,945)	(29,078,511)
From Fund share transactions:
Proceeds from shares sold—Class I	200,068,517	270,845,580
Proceeds from shares sold—Class II	1,047,696	1,984,081
Reinvestment of distributions—Class I	6,851,239	27,926,539
Reinvestment of distributions—Class II	13,852	63,894
Payment for shares redeemed—Class I	(244,687,559)	(721,496,614)
Payment for shares redeemed—Class II	(1,197,782)	(8,267,436)
Redemption fees—Class I	106,070	414,153
Redemption fees—Class II	380	1,807
Net decrease in net assets from Fund share transactions	(37,797,587)	(428,527,996)
Total increase (decrease) in net assets	274,946,004	(300,630,726)
Net assets:
Beginning of period	2,273,405,606	2,574,036,332
End of period	$2,548,351,610	$2,273,405,606
Undistributed net investment income	$550,468	$4,878,712
Fund Share Transactions—Class I:
Shares sold	8,234,598	15,736,623
Shares issued in reinvestment of dividends	288,230	1,777,628
Less shares redeemed	(10,074,571)	(43,456,463)
Net decrease in shares outstanding	(1,551,743)	(25,942,212)
Fund Share Transactions—Class II:
Shares sold	43,492	115,311
Shares issued in reinvestment of dividends	582	4,065
Less shares redeemed	(50,534)	(509,370)
Net decrease in shares outstanding	(6,460)	(389,994)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$86,485,544	$205,052,676
Net realized gain (loss)	243,402,191	(810,231,732)
Net change in unrealized appreciation (depreciation)	1,203,286,433	829,750,677
Net increase in net assets from operations	1,533,174,168	224,571,621
Distributions to shareholders from:
Net investment income—Class I	(176,400,939)	(196,363,442)
Net investment income—Class II	(10,838,558)	(12,072,699)
Net realized gain—Class I	0	(292,455,172)
Net realized gain—Class II	0	(23,185,484)
Total distributions to shareholders	(187,239,497)	(524,076,797)
From Fund share transactions:
Proceeds from shares sold—Class I	2,800,018,950	4,553,696,475
Proceeds from shares sold—Class II	238,672,366	468,653,474
Reinvestment of distributions—Class I	167,328,651	465,034,081
Reinvestment of distributions—Class II	9,545,348	30,396,980
Payment for shares redeemed—Class I	(1,193,657,174)	(3,583,840,792)
Payment for shares redeemed—Class II	(165,835,368)	(378,630,866)
Net increase in net assets from Fund share transactions	1,856,072,773	1,555,309,352
Total increase in net assets	3,202,007,444	1,255,804,176
Net assets:
Beginning of period	15,528,818,547	14,273,014,371
End of period	$18,730,825,991	$15,528,818,547
Undistributed net investment income	$48,414,806	$139,130,487
Fund Share Transactions—Class I:
Shares sold	108,935,352	207,589,903
Shares issued in reinvestment of dividends	6,621,634	21,781,456
Less shares redeemed	(46,681,709)	(164,669,008)
Net increase in shares outstanding	68,875,277	64,702,351
Fund Share Transactions—Class II:
Shares sold	9,393,496	21,325,989
Shares issued in reinvestment of dividends	379,386	1,428,429
Less shares redeemed	(6,499,945)	(17,306,728)
Net increase in shares outstanding	3,272,937	5,447,690

THE OAKMARK FUNDS

	Oakmark Global Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income (loss)	$(2,159,682)	$10,590,906
Net realized gain (loss)	(15,368,136)	(196,701,663)
Net change in unrealized appreciation (depreciation)	207,108,208	143,211,113
Net increase (decrease) in net assets from operations	189,580,390	(42,899,644)
Distributions to shareholders from:
Net investment income—Class I	(12,402,598)	(64,685,003)
Net investment income—Class II	(272,894)	(1,812,855)
Net realized gain—Class I	0	(2,594,712)
Net realized gain—Class II	0	(83,374)
Total distributions to shareholders	(12,675,492)	(69,175,944)
From Fund share transactions:
Proceeds from shares sold—Class I	237,076,632	287,084,767
Proceeds from shares sold—Class II	2,499,721	5,216,475
Reinvestment of distributions—Class I	11,915,866	64,695,585
Reinvestment of distributions—Class II	265,430	1,830,946
Payment for shares redeemed—Class I	(154,446,893)	(512,253,586)
Payment for shares redeemed—Class II	(5,343,058)	(8,715,081)
Redemption fees—Class I	89,416	262,503
Redemption fees—Class II	2,761	8,345
Net increase (decrease) in net assets from Fund share transactions	92,059,875	(161,870,046)
Total increase (decrease) in net assets	268,964,773	(273,945,634)
Net assets:
Beginning of period	1,730,265,246	2,004,210,880
End of period	$1,999,230,019	$1,730,265,246
Undistributed net investment income (loss)	$(2,989,043)	$14,174,091
Fund Share Transactions—Class I:
Shares sold	12,172,141	18,845,160
Shares issued in reinvestment of dividends	623,215	4,715,422
Less shares redeemed	(7,930,847)	(35,258,775)
Net increase (decrease) in shares outstanding	4,864,509	(11,698,193)
Fund Share Transactions—Class II:
Shares sold	129,950	358,217
Shares issued in reinvestment of dividends	14,126	135,827
Less shares redeemed	(281,725)	(598,309)
Net decrease in shares outstanding	(137,649)	(104,265)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Global Select Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income (loss)	$(128,418)	$1,832,904
Net realized gain (loss)	22,176,019	(18,437,462)
Net change in unrealized appreciation (depreciation)	12,549,216	65,481,056
Net increase in net assets from operations	34,596,817	48,876,498
Distributions to shareholders from:
Net investment income—Class I	(1,100,573)	(10,153,233)
Total distributions to shareholders	(1,100,573)	(10,153,233)
From Fund share transactions:
Proceeds from shares sold—Class I	83,160,668	74,545,401
Reinvestment of distributions—Class I	1,057,320	8,870,711
Payment for shares redeemed—Class I	(33,176,452)	(88,825,014)
Redemption fees—Class I	72,327	90,792
Net increase (decrease) in net assets from Fund share transactions	51,113,863	(5,318,110)
Total increase in net assets	84,610,107	33,405,155
Net assets:
Beginning of period	266,246,849	232,841,694
End of period	$350,856,956	$266,246,849
Undistributed net investment income	$190,997	$1,840,311
Fund Share Transactions—Class I:
Shares sold	8,351,320	10,813,158
Shares issued in reinvestment of dividends	106,800	1,377,440
Less shares redeemed	(3,367,142)	(12,573,902)
Net increase (decrease) in shares outstanding	5,090,978	(383,304)

THE OAKMARK FUNDS

	Oakmark International Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$5,879,233	$39,215,376
Net realized gain (loss)	56,199,498	(775,177,662)
Net change in unrealized appreciation (depreciation)	392,822,639	1,201,617,475
Net increase in net assets from operations	454,901,370	465,655,189
Distributions to shareholders from:
Net investment income—Class I	(30,251,205)	(299,576,482)
Net investment income—Class II	(813,198)	(7,710,397)
Net realized gain—Class I	0	(21,453,694)
Net realized gain—Class II	0	(657,046)
Total distributions to shareholders	(31,064,403)	(329,397,619)
From Fund share transactions:
Proceeds from shares sold—Class I	888,903,345	1,090,830,667
Proceeds from shares sold—Class II	33,052,366	35,647,741
Reinvestment of distributions—Class I	28,189,019	294,321,631
Reinvestment of distributions—Class II	536,588	4,861,449
Payment for shares redeemed—Class I	(385,670,786)	(1,230,588,646)
Payment for shares redeemed—Class II	(26,689,837)	(62,999,921)
Redemption fees—Class I	382,501	423,456
Redemption fees—Class II	9,625	12,713
Net increase in net assets from Fund share transactions	538,712,821	132,509,090
Total increase in net assets	962,549,788	268,766,660
Net assets:
Beginning of period	4,153,224,509	3,884,457,849
End of period	$5,115,774,297	$4,153,224,509
Undistributed net investment income	$13,774,245	$44,949,878
Fund Share Transactions—Class I:
Shares sold	52,919,871	86,532,075
Shares issued in reinvestment of dividends	1,700,182	27,252,128
Less shares redeemed	(23,204,516)	(103,702,336)
Net increase in shares outstanding	31,415,537	10,081,867
Fund Share Transactions—Class II:
Shares sold	1,950,363	2,873,917
Shares issued in reinvestment of dividends	32,150	447,235
Less shares redeemed	(1,585,443)	(5,151,939)
Net increase (decrease) in shares outstanding	397,070	(1,830,787)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
From Operations:
Net investment income	$2,005,629	$8,872,082
Net realized gain (loss)	20,175,533	(123,312,931)
Net change in unrealized appreciation (depreciation)	63,904,754	199,157,596
Net increase in net assets from operations	86,085,916	84,716,747
Distributions to shareholders from:
Net investment income—Class I	(11,557,905)	(47,097,607)
Net investment income—Class II	(11,218)	(24,604)
Net realized gain—Class I	0	(6,559,210)
Net realized gain—Class II	0	(3,537)
Total distributions to shareholders	(11,569,123)	(53,684,958)
From Fund share transactions:
Proceeds from shares sold—Class I	238,726,186	272,684,138
Proceeds from shares sold—Class II	589,039	654,499
Reinvestment of distributions—Class I	10,953,374	51,693,701
Reinvestment of distributions—Class II	6,783	17,043
Payment for shares redeemed—Class I	(103,558,965)	(251,181,117)
Payment for shares redeemed—Class II	(367,386)	(195,669)
Redemption fees—Class I	210,673	281,121
Redemption fees—Class II	211	176
Net increase in net assets from Fund share transactions	146,559,915	73,953,892
Total increase in net assets	221,076,708	104,985,681
Net assets:
Beginning of period	768,825,114	663,839,433
End of period	$989,901,822	$768,825,114
Undistributed net investment income	$213,316	$9,278,603
Fund Share Transactions—Class I:
Shares sold	19,992,332	32,249,686
Shares issued in reinvestment of dividends	934,588	7,199,680
Less shares redeemed	(8,706,884)	(31,178,851)
Net increase in shares outstanding	12,220,036	8,270,515
Fund Share Transactions—Class II:
Shares sold	48,916	64,516
Shares issued in reinvestment of dividends	579	2,374
Less shares redeemed	(30,997)	(19,870)
Net increase in shares outstanding	18,498	47,020

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940. Each Fund, other than Select and Global Select, is diversified. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have an associated service fee. Global Select Class II had no outstanding shares at March 31, 2010.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees—

Each Fund, except Equity and Income, imposes a short-term trading fee on redemptions of shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States shall be valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or shall be based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation or at an evaluated price provided by an independent professional pricing service. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued at amortized cost, which approximates market value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair values, determined by or under the direction of the pricing committee established by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent professional pricing service to value foreign securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. At March 31, 2010 Equity and Income and Int'l Small Cap held securities for which market quotations were not readily available and which were valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

Fair Value Measurement—

The Funds adopted Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 ("Topic 820"), Fair Value Measurements and Disclosures, effective October 1, 2008. Under Topic 820, various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

In April 2009 the FASB issued FASB ASC Topic 820-10 ("Topic 820-10"). Topic 820-10 provides additional guidance for estimating fair value in accordance with Topic 820 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Topic 820-10 is effective for fiscal years and interim periods ending after June 15, 2009. The Funds have adopted this topic as of September 30, 2009.

The following is a summary of the inputs used as of March 31, 2010 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Forward foreign currency contracts are presented by contract in the notes following this summary:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$3,322,239,755	$0	$0
Short Term Investments	0	101,231,632	0
Total	$3,322,239,755	$101,231,632	$0
Select
Common Stocks	$2,420,543,708	$0	$0
Short Term Investments	0	126,701,474	0
Total	2,420,543,708	$126,701,474	$0
Equity and Income
Common Stocks - Packaged Food & Meats	$808,245,000	$467,891,104	$0
Common Stocks - All Other	10,875,139,698	0	0
Fixed Income	0	4,494,627,287	0
Short Term Investments	0	2,147,391,657	0
Total	$11,683,384,698	$7,109,910,048	$0
Global
Common Stocks	$1,925,683,859	$0	$0
Short Term Investments	0	69,456,930	0
Forward Foreign Currency Contracts - Assets	9,892,673	0	0
Forward Foreign Currency Contracts - Liabilities	(135,055)	0	0
Total	$1,935,441,477	$69,456,930	$0

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (level 2)	Significant Unobservable Inputs (Level 3)
Global Select
Common Stocks	$329,876,574	$0	$0
Short Term Investments	0	18,088,991	0
Forward Foreign Currency Contracts - Assets	1,302,934	0	0
Forward Foreign Currency Contracts - Liabilities	(25,023)	0	0
Total	$331,154,485	$18,088,991	$0
International
Common Stocks	$4,867,109,917	$0	$0
Short Term Investments	0	228,740,516	0
Forward Foreign Currency Contracts - Assets	30,679,670	0	0
Forward Foreign Currency Contracts - Liabilities	(470,366)	0	0
Total	$4,897,319,221	$228,740,516	$0
Int'l Small Cap
Common Stocks - Office Services & Supplies	$0	$32,478,281	$0
Common Stocks - All Other	903,794,451	0	0+
Short Term Investments	0	50,219,460	0
Forward Foreign Currency Contracts - Assets	6,049,257	0	0
Forward Foreign Currency Contracts - Liabilities	(41,161)	0	0
Total	$909,802,547	$82,697,741	$0

+  During the period ended March 31, 2010 Int'l Small Cap received stock warrants as part of a corporate action for a security within the Broadcasting category. Initially the warrants were classified as Level 3 and valued at zero. During the period, the warrants began trading in an active market, were priced with quoted prices and were transferred to Level 1 where they remained at March 31, 2010. On September 30, 2009, Int'l Small Cap held a security classified as Level 3 within the Investment Banking and Brokerage category with a market value of zero. The market value of this holding remained at zero at March 31, 2010.

Foreign currency translation—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on securities and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, foreign withholding taxes and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statement of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts—

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these

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Notes to Financial Statements (Unaudited) (cont.)

instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statement of Operations.

The Funds have adopted FASB ASC Topic 815-10 ("Topic 815-10"). Topic 815-10, Disclosures about Derivative Instruments and Hedging Activities, was issued in March 2008 and is effective for fiscal years and interim periods beginning after November 15, 2008. At March 31, 2010 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, which are considered derivative instruments under Topic 815-10, as follows:

Oakmark Global Fund

	Contract Amount	Settlement Date	Valuation at 3/31/10	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Euro	22,600,000	09/15/10	$30,522,350	$2,496,250
Euro	9,800,000	10/25/10	13,234,747	1,461,137
Japanese Yen	2,515,000,000	09/07/10	26,934,034	346,582
Japanese Yen	470,000,000	11/16/10	5,038,089	180,799
Japanese Yen	2,020,000,000	11/29/10	21,657,437	1,450,196
Japanese Yen	3,330,000,000	03/01/11	35,765,814	1,773,077
Swiss Franc	37,700,000	06/04/10	35,775,063	(135,055)
Swiss Franc	29,200,000	09/24/10	27,738,414	908,697
Swiss Franc	26,300,000	10/25/10	24,992,543	1,275,935
			$221,658,491	$9,757,618

During the period ended March 31, 2010 the proceeds from sales and cost of purchases of forward foreign currency contracts for Global were $106,829,775 and $70,658,610, respectively.

Oakmark Global Select Fund

	Contract Amount	Settlement Date	Valuation at 3/31/10	Unrealized Appreciation/ (Depreciation)
Euro	3,210,000	09/15/10	$4,335,254	$354,556
Euro	115,000	10/25/10	155,306	17,146
Japanese Yen	192,000,000	09/07/10	2,056,197	26,459
Japanese Yen	69,000,000	11/16/10	739,634	26,543
Japanese Yen	213,000,000	11/29/10	2,283,680	152,917
Japanese Yen	270,000,000	12/24/10	2,895,932	100,406
Japanese Yen	590,000,000	03/01/11	6,336,886	314,149
Swiss Franc	6,985,000	06/04/10	6,628,351	(25,023)
Swiss Franc	3,750,000	09/24/10	3,562,296	116,699
Swiss Franc	4,000,000	10/25/10	3,801,147	194,059
			$32,794,683	$1,277,911

During the period ended March 31, 2010 the proceeds from sales and cost of purchases of forward foreign currency contracts for Global Select were $17,017,804 and $7,988,206, respectively.

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Notes to Financial Statements (Unaudited) (cont.)

Oakmark International Fund

	Contract Amount	Settlement Date	Valuation at 3/31/10	Unrealized Appreciation/ (Depreciation)
Euro	81,600,000	09/15/10	$110,204,592	$9,013,008
Euro	38,600,000	10/25/10	52,128,696	5,755,092
Japanese Yen	4,600,000,000	09/07/10	49,263,045	633,908
Japanese Yen	1,850,000,000	11/16/10	19,830,774	711,657
Japanese Yen	4,500,000,000	11/29/10	48,246,766	3,230,635
Japanese Yen	9,610,000,000	03/01/11	103,216,059	5,116,899
Swiss Franc	131,300,000	06/04/10	124,595,909	(470,366)
Swiss Franc	67,000,000	09/24/10	63,646,360	2,085,024
Swiss Franc	85,200,000	10/25/10	80,964,436	4,133,447
			$652,096,637	$30,209,304

During the period ended March 31, 2010 the proceeds from sales and cost of purchases of forward foreign currency contracts for International were $323,334,461 and $179,526,093, respectively.

Oakmark Int'l Small Cap Fund

	Contract Amount	Settlement Date	Valuation at 3/31/10	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Euro	12,500,000	09/15/10	$16,881,831	$1,380,669
Euro	13,800,000	10/25/10	18,636,684	2,057,520
Japanese Yen	822,000,000	09/07/10	8,803,092	113,276
Japanese Yen	510,000,000	11/16/10	5,466,862	196,187
Japanese Yen	1,063,000,000	11/29/10	11,396,958	763,148
Japanese Yen	1,712,000,000	03/01/11	18,387,710	911,564
Swiss Franc	11,490,000	06/04/10	10,903,328	(41,161)
Swiss Franc	8,920,000	09/24/10	8,473,516	277,588
Swiss Franc	7,200,000	10/25/10	6,842,065	349,305
			$105,792,046	$6,008,096

During the period ended March 31, 2010 the proceeds from sales and cost of purchases of forward foreign currency contracts for Int'l Small Cap were $65,008,003 and $26,943,179, respectively.

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the yield to maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales—

Each Fund may sell "short" a security it does not own in anticipation of a decline in the value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price

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Notes to Financial Statements (Unaudited) (cont.)

at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At March 31, 2010, none of the Funds had short sales.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor its obligation under the contract.

At March 31, 2010, the Funds had no outstanding options.

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street Bank and Trust Company ("State Street") in the amount of $450 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.15% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the facility are included in other expenses in the Statements of Operations. There were no borrowings outstanding under the Facility at March 31, 2010.

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2010, none of the Funds received an expense offset credit.

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. ("the Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasuries maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or

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Notes to Financial Statements (Unaudited) (cont.)

dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2010, none of the Funds had securities on loan.

Restricted securities—

The following investments, the sales of which are restricted to qualified institutional buyers, have been valued according to the securities valuation procedures for debt obligations and money market instruments (as stated in the Security valuation section) since their acquisition dates. These securities are priced using market quotations or at amortized cost and there are no unrestricted securities with the same maturity dates and yields for the issuer.

At March 31, 2010, Equity and Income held the following restricted securities:

Quantity	Security Name	Acquisition Date	Carrying Value	Cost	Value	Percentage of Net Assets
$3,000,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	6/27/2003	105.6810	100.68	3,170,430	0.02%
3,740,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/20/2003	105.6810	96.41	3,952,469	0.02%
300,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/21/2003	105.6810	96.79	317,043	0.00%
11,700,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	4/6/2004	105.6810	103.31	12,364,677	0.07%
50,000,000	Johnson & Johnson, 144A, 0.09% due 4/12/2010	1/6/2010	99.9967	99.9760	49,998,335	0.27%
25,000,000	Johnson & Johnson, 144A, 0.17% due 5/3/2010	11/9/2009	99.9903	99.9174	24,997,570	0.13%
30,000,000	Medtronic, Inc., 144A, 0.13% due 4/5/2010	2/5/2010	99.9986	99.9787	29,999,566	0.16%
20,000,000	Medtronic, Inc., 144A, 0.16% due 4/21/2010	3/16/2010	99.9911	99.9840	19,998,222	0.11%
18,000,000	Microsoft Corp., 144A, 0.16% due 4/14/2010	11/23/2009	99.9961	99.9369	17,999,300	0.10%
5,000,000	Microsoft Corp., 144A, 0.13% due 4/21/2010	3/22/2010	99.9928	99.9892	4,999,639	0.03%
4,000,000	Microsoft Corp., 144A, 0.13% due 4/21/2010	3/23/2010	99.9928	99.9895	3,999,711	0.02%

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Notes to Financial Statements (Unaudited) (cont.)

Quantity	Security Name	Acquisition Date	Carrying Value	Cost	Value	Percentage of Net Assets
$10,000,000	Microsoft Corp., 144A, 0.10% due 5/26/2010	1/14/2010	99.9774	99.9633	9,997,744	0.05%
50,000,000	Microsoft Corp., 144A, 0.16% due 7/15/2010	1/12/2010	99.9479	99.9182	49,973,940	0.27%
10,000,000	Microsoft Corp., 144A, 0.16% due 7/15/2010	1/12/2010	99.9479	99.9182	9,994,788	0.05%
25,000,000	Microsoft Corp., 144A, 0.18% due 8/17/2010	1/13/2010	99.9104	99.8920	24,977,605	0.13%
21,000,000	Procter & Gamble International Funding, 144A, 0.12% due 4/8/2010	3/10/2010	99.9957	99.9903	20,999,090	0.11%
10,000,000	Procter & Gamble International Funding, 144A, 0.16% due 4/16/2010	3/18/2010	99.9933	99.9871	9,999,333	0.05%
46,000,000	Procter & Gamble International Funding, 144A, 0.11% due 4/19/2010	3/2/2010	99.9927	99.9853	45,996,627	0.25%
10,000,000	Procter & Gamble International Funding, 144A, 0.16% due 4/29/2010	3/25/2010	99.9849	99.9844	9,998,489	0.05%
20,000,000	Wal-Mart Stores, Inc., 144A, 0.11% due 4/1/2010	3/25/2010	100.0000	99.9979	20,000,000	0.11%
10,000,000	WellPoint, Inc., 144A, 0.25% due 4/28/2010	3/25/2010	99.9813	99.9764	9,998,125	0.05%
					383,732,703	2.05%

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

The Funds implemented the provisions of the FASB ASC Topic 740 ("Topic 740") Accounting for Uncertainty in Income Taxes. This topic prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The implementation of Topic 740 resulted in no material liability for unrecognized tax benefits in the accompanying financial statements.

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Notes to Financial Statements (Unaudited) (cont.)

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

Fund	Advisory Fees	Fund	Advisory Fees
Oakmark Select Equity and Income	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.70% on the next $2.5 billion; and
0.65% over $10 billion
1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion	Global Global Select International Int'l Small Cap	1.00% up to $2 billion;
0.95% on the next $2 billion;
0.90% on the next $4 billion; and
0.875% over $8 billion
1.00% up to $2 billion;
0.95% on the next $1 billion;
0.875% on the next $4 billion; and
0.85% over $7 billion
1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion; and
0.80% over $16.5 billion
1.25% up to $500 million;
1.10% on the next $1 billion;
1.05% on the next $2 billion; and
1.025% over $3.5 billion

The Adviser is contractually obligated through January 31, 2011 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of the Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2013, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of March 31, 2010 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser, which calls for each Fund to pay

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Notes to Financial Statements (Unaudited) (cont.)

a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the board. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer (CCO). The CCO expenses incurred by the Funds are included in other expenses in the Statement of Operations.

3. FEDERAL INCOME TAXES

At March 31, 2010 cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows:

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$2,249,998,871	$1,173,472,516	$0	$1,173,472,516
Select	1,825,028,217	798,814,244	(76,597,279)	722,216,965
Equity and Income	15,696,589,665	3,159,359,967	(62,654,886)	3,096,705,081
Global	1,703,373,560	379,499,060	(87,731,831)	291,767,229
Global Select	321,988,024	40,848,366	(14,870,825)	25,977,541
International	4,451,465,504	770,381,719	(125,996,790)	644,384,929
Int'l Small Cap	997,440,921	119,836,310	(130,785,039)	(10,948,729)

For the six-month period ended March 31, 2010 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$6,186,913	$0	$6,186,913
Select	1,354,006	0	1,354,006
Equity and Income	49,184,507	0	49,184,507
Global	7,964,271	0	7,964,271
Global Select	1,503,967	0	1,503,967
International	44,612,569	0	44,612,569
Int'l Small Cap	8,873,116	0	8,873,116

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Notes to Financial Statements (Unaudited) (cont.)

During the six-month period ended March 31, 2010 and the year ended September 30, 2009 the tax character of distributions paid was as follows:

	Period ended March 31, 2010		Year ended September 30, 2009
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$21,191,514	$0	$42,797,994	$93,707,504
Select	7,151,945	0	29,078,511	0
Equity and Income	187,239,497	0	208,469,706	315,607,090
Global	12,675,492	0	69,175,944	0
Global Select	1,100,573	0	10,153,233	0
International	31,064,403	0	312,062,206	17,335,413
Int'l Small Cap	11,569,123	0	48,127,188	5,557,770

On March 31, 2010 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, post October losses and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses and equalization debits. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4. INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2010 transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$332,223	$279,997	$2,098,345	$390,303	$126,384	$1,611,303	$367,694
Proceeds from sales	448,892	317,953	1,322,715	323,567	85,177	1,128,420	238,577

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the six-month period ended March 31, 2010 were $3,222,273 and $3,455,963, respectively, for Equity and Income.

5. INVESTMENT IN AFFILIATED ISSUERS

An issuer in which a Fund's ownership represents 5% or more of the outstanding voting securities of the issuer is an affiliated issuer as defined under the Investment Company Act of 1940. A schedule of each Fund's investments in securities of affiliated issuers for the six months ended March 31, 2010 is set forth below:

Schedule of Transactions with Affiliated Issuers
Oakmark Equity and Income Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2009	Value March 31, 2010
Kirby Corp.+	2,809,900	$8,318,039	$0	$0	$94,255,518	$107,197,685
Walter Energy, Inc.	3,000,000	0	0	600,000	180,180,000	276,810,000
Walter Investment Management Corp.	1,093,695	0	0	1,093,695	17,520,994	17,499,120
TOTALS		$8,318,039	$0	$1,693,695	$291,956,512	$401,506,805

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Notes to Financial Statements (Unaudited) (cont.)

Schedule of Transactions with Affiliated Issuers
Oakmark International Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2009	Value March 31, 2010
Meitec Corp.	2,475,100	$0	$0	$0	$42,021,416	$48,474,790
Signet Jewelers, Ltd.+*	4,211,600	2,020,262	14, 687,504	0	122,688,216	136,203,144
TOTALS		$2,020,262	$14,687,504	$0	$164,709,632	$184,677,934

Schedule of Transactions with Affiliated Issuers
Oakmark Int'l Small Cap Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2009	Value March 31, 2010
Alaska Milk Corp.	56,360,000	$0	$0	$120,826	$6,304,517	$10,226,864
Interpump Group SpA+	5,909,300	8,919,971	2,289,362	0	26,710,306	29,172,013
Interpump Group SpA, Warrants+	1,042,080	0	0	0	0	379,317
JJB Sports PLC+	50,389,541	14,789,087	2,519,843	0	9,239,736	17,204,868
LSL Property Services PLC+	5,681,723	8,319,723	12,910,685	422,197	24,329,944	26,167,798
Media Prima Berhad*	31,962,400	0	5,523,518	507,117	19,865,381	21,066,573
Orbotech, Ltd.+	1,715,000	6,204,200	0	0	10,080,921	18,573,450
Pasona Group, Inc.	23,842	0	0	0	17,583,027	15,709,351
Vitec Group PLC	3,035,979	0	0	0	17,709,631	18,658,736
TOTALS		$38,232,981	$23,243,408	$1,050,140	$131,823,463	$157,158,970

+  Non-income producing security.

*  Due to transactions during the period ended March 31, 2010 the company is no longer an affiliated security.

6. SUBSEQUENT EVENT

In accordance with the provisions set forth in FASB ASC Topic 855 Subsequent Events, adopted by the Funds as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through the date of the publication of this report.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last 5 years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. The information for the period ended March 31, 2010 is unaudited, and each Fund's financial statements is included in this report. Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal years ended September 30, 2009, 2008, 2007, 2006, and 2005. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

THE OAKMARK FUNDS

OAKMARK FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$34.55	$35.31	$47.28	$44.64	$40.75	$38.68
Income From Investment Operations:
Net Investment Income	0.14	0.29 (a)	0.52	0.47 (a)	0.39 (a)	0.34
Net Gain (Loss) on Investments (both realized and unrealized)	4.88	0.39	(8.51)	4.60	3.85	1.90
Total From Investment Operations	5.02	0.68	(7.99)	5.07	4.24	2.24
Less Distributions:
From Net Investment Income	(0.23)	(0.45)	(0.56)	(0.43)	(0.35)	(0.17)
From Capital Gains	0.00	(0.99)	(3.42)	(2.00)	0.00	0.00
Total Distributions	(0.23)	(1.44)	(3.98)	(2.43)	(0.35)	(0.17)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$39.34	$34.55	$35.31	$47.28	$44.64	$40.75
Total Return	14.59%	3.38%	-18.14%	11.51%	10.46%	5.79%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$3,504.3	$3,144.2	$3,610.1	$5,656.9	$5,486.2	$6,340.4
Ratio of Expenses to Average Net Assets*	1.12%†	1.23%	1.10%	1.01%	1.05%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.81%†	1.06%	1.17%	1.01%	0.94%	0.79%
Portfolio Turnover Rate	11%	62%	32%	12%	9%	16%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$34.56		$35.12	$46.97	$44.35	$40.51	$38.45
Income From Investment Operations:
Net Investment Income	0.09	(a)	0.24 (a)	0.54	0.32 (a)	0.25 (a)	0.26 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	4.88		0.45	(8.64)	4.55	3.82	1.87
Total From Investment Operations	4.97		0.69	(8.10)	4.87	4.07	2.13
Less Distributions:
From Net Investment Income	(0.16)		(0.26)	(0.33)	(0.25)	(0.23)	(0.07)
From Capital Gains	0.00		(0.99)	(3.42)	(2.00)	0.00	0.00
Total Distributions	(0.16)		(1.25)	(3.75)	(2.25)	(0.23)	(0.07)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$39.37		$34.56	$35.12	$46.97	$44.35	$40.51
Total Return	14.42%		3.22%	-18.44%	11.11%	10.08%	5.55%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$8.4		$8.2	$12.4	$29.1	$37.5	$43.7
Ratio of Expenses to Average Net Assets*	1.43	%†	1.44%	1.47%	1.36%	1.40%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.49	%†	0.88%	0.81%	0.67%	0.59%	0.58%
Portfolio Turnover Rate	11%		62%	32%	12%	9%	16%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$22.68	$20.34	$33.05	$34.48	$33.44	$31.20
Income From Investment Operations:
Net Investment Income	0.07	0.11 (a)	0.35	0.38 (a)	0.36 (a)	0.29
Net Gain (Loss) on Investments (both realized and unrealized)	3.15	2.48	(9.63)	2.11	2.76	2.19
Total From Investment Operations	3.22	2.59	(9.28)	2.49	3.12	2.48
Less Distributions:
From Net Investment Income	(0.07)	(0.25)	(0.32)	(0.39)	(0.29)	(0.24)
From Capital Gains	0.00	0.00	(3.11)	(3.53)	(1.79)	0.00
Total Distributions	(0.07)	(0.25)	(3.43)	(3.92)	(2.08)	(0.24)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$25.83	$22.68	$20.34	$33.05	$34.48	$33.44
Total Return	14.23%	13.30%	-30.43%	7.00%	9.58%	7.98%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,539.3	$2,265.3	$2,558.9	$5,397.4	$5,776.6	$5,908.0
Ratio of Expenses to Average Net Assets*	1.09%†	1.19%	1.08%	0.97%	0.99%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.63%†	0.66%	1.16%	1.11%	1.08%	0.87%
Portfolio Turnover Rate	13%	34%	26%	10%	22%	21%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$22.70		$20.29	$32.82	$34.23	$33.24	$31.00
Income From Investment Operations:
Net Investment Income	0.04	(a)	0.12 (a)	0.34	0.27 (a)	0.26 (a)	0.21
Net Gain (Loss) on Investments (both realized and unrealized)	3.15		2.49	(9.65)	2.09	2.72	2.18
Total From Investment Operations	3.19		2.61	(9.31)	2.36	2.98	2.39
Less Distributions:
From Net Investment Income	(0.06)		(0.20)	(0.11)	(0.24)	(0.20)	(0.15)
From Capital Gains	0.00		0.00	(3.11)	(3.53)	(1.79)	0.00
Total Distributions	(0.06)		(0.20)	(3.22)	(3.77)	(1.99)	(0.15)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$25.83		$22.70	$20.29	$32.82	$34.23	$33.24
Total Return	14.05%		13.34%	-30.64%	6.65%	9.18%	7.72%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$9.0		$8.1	$15.1	$36.2	$68.1	$85.2
Ratio of Expenses to Average Net Assets*	1.37	%†	1.28%	1.37%	1.35%	1.34%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.35	%†	0.72%	0.88%	0.79%	0.78%	0.65%
Portfolio Turnover Rate	13%		34%	26%	10%	22%	21%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK EQUITY AND INCOME FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$24.72	$25.57		$28.67		$26.49	$25.41	$23.12
Income From Investment Operations:
Net Investment Income	0.13 (a)	0.35	(a)	0.53	(a)	0.58 (a)	0.44	0.31
Net Gain (Loss) on Investments (both realized and unrealized)	2.18	(0.24)		(1.52)		3.41	1.18	2.77
Total From Investment Operations	2.31	0.11		(0.99)		3.99	1.62	3.08
Less Distributions:
From Net Investment Income	(0.29)	(0.39)		(0.60)		(0.50)	(0.34)	(0.20)
From Capital Gains	0.00	(0.57)		(1.51)		(1.31)	(0.20)	(0.59)
Total Distributions	(0.29)	(0.96)		(2.11)		(1.81)	(0.54)	(0.79)
Redemption Fees	0.00	0.00		0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$26.74	$24.72		$25.57		$28.67	$26.49	$25.41
Total Return	9.43%	1.02%		-3.85%		15.77%	6.51%	13.65%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$17,441.2	$14,418.4		$13,263.3		$12,489.5	$10,414.5	$9,223.2
Ratio of Expenses to Average Net Assets*	0.79%†	0.85%		0.81%		0.83%	0.86%	0.89%
Ratio of Net Investment Income to Average Net Assets	1.05%†	1.59%		1.93%		2.14%	1.88%	1.36%
Portfolio Turnover Rate	32%	78	%(c)	65	%(c)	67%	81%	112%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$24.57	$25.40		$28.50		$26.35	$25.29	$23.03
Income From Investment Operations:
Net Investment Income	0.09	0.28	(a)	0.43	(a)	0.48 (a)	0.35	0.28
Net Gain (Loss) on Investments (both realized and unrealized)	2.18	(0.24)		(1.51)		3.40	1.19	2.72
Total From Investment Operations	2.27	0.04		(1.08)		3.88	1.54	3.00
Less Distributions:
From Net Investment Income	(0.23)	(0.30)		(0.51)		(0.42)	(0.28)	(0.15)
From Capital Gains	0.00	(0.57)		(1.51)		(1.31)	(0.20)	(0.59)
Total Distributions	(0.23)	(0.87)		(2.02)		(1.73)	(0.48)	(0.74)
Redemption Fees	0.00	0.00		0.00	(b)	0.00 (b)	0.00 (b)	0.00
Net Asset Value, End of Period	$26.61	$24.57		$25.40		$28.50	$26.35	$25.29
Total Return	9.29%	0.70%		-4.19%		15.38%	6.18%	13.34%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$1,289.6	$1,110.4		$1,009.7		$915.1	$718.1	$582.0
Ratio of Expenses to Average Net Assets*	1.09%†	1.18%		1.16%		1.17%	1.18%	1.14%
Ratio of Net Investment Income to Average Net Assets	0.74%†	1.26%		1.59%		1.82%	1.57%	1.11%
Portfolio Turnover Rate	32%	78	%(c)	65	%(c)	67%	81%	112%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

THE OAKMARK FUNDS

OAKMARK GLOBAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$18.94	$19.43	$28.08	$26.69	$23.91	$19.73
Income From Investment Operations:
Net Investment Income (Loss)	(0.02)	0.11	0.25	0.18 (a)	0.27	0.17
Net Gain (Loss) on Investments (both realized and unrealized)	2.02	0.13	(5.82)	5.06	3.74	4.48
Total From Investment Operations	2.00	0.24	(5.57)	5.24	4.01	4.65
Less Distributions:
From Net Investment Income	(0.14)	(0.70)	(0.04)	(0.31)	(0.26)	(0.10)
From Capital Gains	0.00	(0.03)	(3.04)	(3.54)	(0.97)	(0.37)
Total Distributions	(0.14)	(0.73)	(3.08)	(3.85)	(1.23)	(0.47)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$20.80	$18.94	$19.43	$28.08	$26.69	$23.91
Total Return	10.61%	2.65%	-22.10%	21.29%	17.46%	23.88%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,942.3	$1,675.9	$1,946.6	$3,006.2	$2,282.2	$1,842.9
Ratio of Expenses to Average Net Assets*	1.15%†	1.23%	1.16%	1.13%	1.18%	1.20%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.23)%†	0.76%	0.95%	0.66%	1.18%	0.81%
Portfolio Turnover Rate	19%	32%	41%	35%	41%	17%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$18.58	$19.01	$27.62	$26.31	$23.63	$19.53
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	0.07 (a)	0.13	0.07 (a)	0.18	0.11
Net Gain (Loss) on Investments (both realized and unrealized)	2.00	0.14	(5.69)	4.99	3.69	4.43
Total From Investment Operations	1.93	0.21	(5.56)	5.06	3.87	4.54
Less Distributions:
From Net Investment Income	(0.09)	(0.61)	(0.01)	(0.21)	(0.22)	(0.07)
From Capital Gains	0.00	(0.03)	(3.04)	(3.54)	(0.97)	(0.37)
Total Distributions	(0.09)	(0.64)	(3.05)	(3.75)	(1.19)	(0.44)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$20.42	$18.58	$19.01	$27.62	$26.31	$23.63
Total Return	10.46%	2.43%	-22.46%	20.82%	17.01%	23.53%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$57.0	$54.4	$57.6	$90.3	$77.1	$58.6
Ratio of Expenses to Average Net Assets*	1.53%†	1.54%	1.57%	1.53%	1.56%	1.45%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.61)%†	0.46%	0.54%	0.25%	0.80%	0.63%
Portfolio Turnover Rate	19%	32%	41%	35%	41%	17%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK GLOBAL SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Year Ended September 30, 2008	October 2, 2006 through September 30, 2007 (a)
Net Asset Value, Beginning of Period	$9.54		$8.23	$11.61	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.00	)(b)(c)	0.06	0.14 (b)	0.12	(b)
Net Gain (Loss) on Investments (both realized and unrealized)	1.13		1.60	(3.07)	1.49
Total From Investment Operations	1.13		1.66	(2.93)	1.61
Less Distributions:
From Net Investment Income	(0.04)		(0.35)	(0.02)	(0.01)
From Capital Gains	0.00		0.00	(0.44)	0.00
Total Distributions	(0.04)		(0.35)	(0.46)	(0.01)
Redemption Fees	0.00	(c)	0.00 (c)	0.01	0.01
Net Asset Value, End of Period	$10.63		$9.54	$8.23	$11.61
Total Return	11.86%		22.24%	-25.95%	16.23	%²
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$350.9		$266.2	$232.8	$377.7
Ratio of Expenses to Average Net Assets*	1.27	%†	1.43%	1.35%	1.31	%†
Ratio of Net Investment Income (loss) to Average Net Assets	(0.09	)%†	0.88%	1.41%	1.01	%†
Portfolio Turnover Rate	31%		41%	62%	33	%²

²  Data has not been annualized.

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  The date on which Fund shares were first offered for sale to the public was October 2, 2006.

(b)  Computed using average shares outstanding throughout the period.

(c)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$16.25	$15.71	$26.59	$26.83	$23.52	$18.98
Income From Investment Operations:
Net Investment Income	0.02	0.16 (a)	0.65	0.43	0.41	0.27
Net Gain (Loss) on Investments (both realized and unrealized)	1.65	1.87	(7.11)	3.25	4.49	4.59
Total From Investment Operations	1.67	2.03	(6.46)	3.68	4.90	4.86
Less Distributions:
From Net Investment Income	(0.12)	(1.39)	(0.17)	(0.44)	(0.59)	(0.27)
From Capital Gains	0.00	(0.10)	(4.25)	(3.48)	(1.00)	(0.05)
Total Distributions	(0.12)	(1.49)	(4.42)	(3.92)	(1.59)	(0.32)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$17.80	$16.25	$15.71	$26.59	$26.83	$23.52
Total Return	10.31%	17.71%	-28.59%	14.53%	22.14%	25.85%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$4,990.8	$4,045.4	$3,753.6	$8,446.6	$7,200.5	$5,627.4
Ratio of Expenses to Average Net Assets*	1.08%†	1.17%	1.10%	1.05%	1.08%	1.11%
Ratio of Net Investment Income to Average Net Assets	0.27%†	1.32%	2.32%	1.65%	1.80%	1.32%
Portfolio Turnover Rate	26%	53%	41%	50%	37%	14%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$16.38		$15.55	$26.32	$26.61	$23.36	$18.86
Income From Investment Operations:
Net Investment Income (Loss)	(0.01	)(a)	0.14 (a)	0.39 (a)	0.35	0.34	0.22
Net Gain (Loss) on Investments (both realized and unrealized)	1.66		1.96	(6.86)	3.19	4.45	4.55
Total From Investment Operations	1.65		2.10	(6.47)	3.54	4.79	4.77
Less Distributions:
From Net Investment Income	(0.13)		(1.17)	(0.05)	(0.35)	(0.54)	(0.22)
From Capital Gains	0.00		(0.10)	(4.25)	(3.48)	(1.00)	(0.05)
Total Distributions	(0.13)		(1.27)	(4.30)	(3.83)	(1.54)	(0.27)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00
Net Asset Value, End of Period	$17.90		$16.38	$15.55	$26.32	$26.61	$23.36
Total Return	10.10%		17.70%	-28.91%	14.04%	21.71%	25.50%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$125.0		$107.8	$130.8	$586.9	$496.0	$362.9
Ratio of Expenses to Average Net Assets*	1.43	%†	1.32%	1.52%	1.44%	1.47%	1.38%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.09	)%†	1.15%	1.96%	1.31%	1.43%	1.08%
Portfolio Turnover Rate	26%		53%	41%	50%	37%	14%

* The ratio excludes expense offset arrangement.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL SMALL CAP FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$11.51		$11.36	$23.19	$24.09	$22.79	$18.26
Income From Investment Operations:
Net Investment Income	0.03	(a)	0.15 (a)	0.37	0.32	0.42	0.20
Net Gain (Loss) on Investments (both realized and unrealized)	1.15		1.06	(6.36)	2.77	5.12	4.98
Total From Investment Operations	1.18		1.21	(5.99)	3.09	5.54	5.18
Less Distributions:
From Net Investment Income	(0.16)		(0.93)	(0.18)	(0.56)	(0.70)	(0.27)
From Capital Gains	0.00		(0.13)	(5.66)	(3.43)	(3.54)	(0.38)
Total Distributions	(0.16)		(1.06)	(5.84)	(3.99)	(4.24)	(0.65)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$12.53		$11.51	$11.36	$23.19	$24.09	$22.79
Total Return	10.39%		16.28%	-32.47%	13.35%	28.50%	29.04%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$988.8		$768.0	$663.6	$1,326.5	$1,274.5	$1,007.2
Ratio of Expenses to Average Net Assets*	1.37	%†	1.54%	1.41%	1.34%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets	0.47	%†	1.77%	2.17%	1.19%	1.73%	0.96%
Portfolio Turnover Rate	29%		46%	50%	57%	44%	47%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Asset Value, Beginning of Period	$11.50		$11.33	$23.15	$24.05	$22.77	$18.25
Income From Investment Operations:
Net Investment Income	0.01	(a)	0.14 (a)	0.47	0.29	0.41	0.18
Net Gain (Loss) on Investments (both realized and unrealized)	1.15		1.06	(6.48)	2.79	5.10	4.98
Total From Investment Operations	1.16		1.20	(6.01)	3.08	5.51	5.16
Less Distributions:
From Net Investment Income	(0.16)		(0.90)	(0.15)	(0.55)	(0.69)	(0.26)
From Capital Gains	0.00		(0.13)	(5.66)	(3.43)	(3.54)	(0.38)
Total Distributions	(0.16)		(1.03)	(5.81)	(3.98)	(4.23)	(0.64)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$12.50		$11.50	$11.33	$23.15	$24.05	$22.77
Total Return	10.16%		16.08%	-32.63%	13.29%	28.33%	28.94%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$1.1		$0.8	$0.3	$0.9	$0.8	$0.6
Ratio of Expenses to Average Net Assets*	1.68	%†	1.71%	1.54%	1.43%	1.47%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.17	%†	1.66%	2.12%	1.12%	1.62%	0.87%
Portfolio Turnover Rate	29%		46%	50%	57%	44%	47%

* The ratio excludes expense offset arrangement.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

DISCLOSURE REGARDING THE BOARD OF TRUSTEES'
OCTOBER 2009 APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Each year, the Board of Trustees of the Oakmark Funds (the "Board"), including a majority of the independent Trustees, is required by the Investment Company Act of 1940 (the "1940 Act") to determine whether to continue each Fund's investment advisory agreement (each an "Agreement") with the Fund's investment adviser (the "Adviser"). The Board requests and receives from the Adviser a broad range of materials and information that are relevant to the Trustees' consideration of the Agreements, both throughout the year and especially in connection with its annual review of the Agreements. In addition, the Board retains an independent data provider to provide performance and expense information for each Fund and for comparable funds.

The Board's committee on contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), and more than 75% of the Board is comprised of Independent Trustees. During the last year, the Committee and the Board met numerous times to consider the Agreements. At each of those meetings, the Committee and the Board were advised by, and met in executive session with, their experienced independent legal counsel.

In connection with their consideration of each Agreement, the Committee and the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of the Fund, as well as performance information for comparable funds, (iii) the fees and other expenses paid by the Fund, as well as fee and expense information for comparable funds and separate accounts managed by the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund.

At a meeting held on October 21, 2009, the Board, including all of the Independent Trustees, upon recommendation of the Committee, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of the Agreements through October 31, 2010. Below is a summary of the principal information considered by the Board as well as the Board's conclusions regarding various factors. In their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative, and each Independent Trustee may have weighed the information differently.

1.  Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and favorable recognition of the Adviser and the Funds in the media and in industry publications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the investment results produced as a result of the Adviser's in-house research. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser.

2.  Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the performance of a group of comparable funds (the Fund's "Performance

THE OAKMARK FUNDS

Universe") selected by Lipper, Inc. ("Lipper"). Among the performance periods considered by the Board were those ended on April 30, 2009. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Fund outperformed the annualized returns of its Performance Universe median during all periods presented.

Oakmark Select Fund. The Board considered that the Fund outperformed its Performance Universe median during the one- and ten-year periods, although it underperformed its Performance Universe median during the three- and five-year periods. The Board also noted that, while its focus continues to be on longer-term performance, the Fund placed in the first (highest) quintile of its Performance Universe for the one-year period and significantly outperformed its benchmark, the S&P 500 Index, from January 1 through September 30, 2009.

Oakmark Equity and Income Fund. The Board considered that the Fund outperformed the annualized returns of its Performance Universe median during all periods presented.

Oakmark Global Fund. The Board considered that the Fund outperformed the annualized returns of its Performance Universe median during all periods presented.

Oakmark Global Select Fund. Noting that the Fund commenced operations in October 2006, the Board considered that the Fund outperformed the annualized returns of its Performance Universe median during all periods presented.

Oakmark International Fund. The Board considered that the Fund outperformed the annualized returns of its Performance Universe median during all periods presented.

Oakmark International Small Cap Fund. The Board considered that the Fund outperformed the annualized returns of its Performance Universe median during the one- and ten-year periods, although it underperformed its Performance Universe median during the three- and five-year periods. The Board also noted that, while its focus continues to be on longer-term performance, the Fund placed in the first (highest) quintile of its Performance Universe for the one-year period and placed in the first or second quintile of its Performance Universe for the one-year period ended April 30 during six of the last ten years. The Board also considered that the Fund significantly outperformed its benchmark, the MSCI World ex U.S. Small Cap Index, from January 1 through September 30, 2009.

In addition to comparing each Fund's performance to that of its Performance Universe, the Board also considered the Fund's performance compared to that of its benchmark and other comparative data provided by Lipper, including each Fund's total return and performance relative to risk. After considering all of the information, the Board concluded that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund

3.  Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund's advisory fee compared to the advisory fee for other mutual funds comparable in size, character and investment strategy (the "Expense Group"), and each Fund's expense ratio compared to that of the Expense Group.

The Board also reviewed the Adviser's advisory fees for its institutional separate account clients and for its subadvised funds (for which the Adviser provides portfolio management services only). The Board noted the Adviser's explanation that, although in most instances, the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds.

THE OAKMARK FUNDS

The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Lipper. The Board examined the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the Adviser's profitability analysis, as well as the financial condition of the Adviser.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, and Oakmark Global Select Fund. The Board considered that each Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board, in its consideration of those expenses, also took into account its review of each Fund's performance.

Oakmark International Fund, Oakmark Global Fund, and Oakmark International Small Cap Fund. The Board considered that each Fund's management fee rate is higher than the median of the Fund's Expense Group. The Board also noted, however, that each Fund's total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund's Expense Group.

After its review of all the matters addressed, including those outlined above, the Board concluded that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided and that the profitability of the Adviser's relationship with the Funds appeared to be reasonable in relation to the services performed.

4.  Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund's management fee structure provides for a sharing with shareholders of potential economies of scale that may be realized by the Adviser. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as the Fund's assets increase. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

5.  Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates and approves annually.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that approval of the continuation of each Agreement was in the best interests of the Fund and its shareholders. On October 21, 2009, the Board continued each Agreement.

THE OAKMARK FUNDS

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater volatility in the Fund's net asset value. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to pay interest or repay principal.

Investing in foreign securities represents risks which in some ways may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  4.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  5.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  6.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  7.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Barclays Capital U.S. Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

  10.  Lauricella, Tom. "When a Little Greece Goes a Long Way." http://online.wsj.com/article/ SB10001424052748704197104575051170792661344.html. February 8, 2010.

  11.  Gordon, Michael. "Risk-free status of government bonds comes under scrutiny" http://www.ft.com/home/us. January 7. 2010.

  12.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This index is unmanaged and investors cannot invest directly in this index.

  13.  The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category, which consists of funds that invest at least 25% in securities traded outside of the United States. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. This index is unmanaged and investors cannot actually make investments in this index.

  14.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  15.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  17.  The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI World ex U.S. Small Cap Index currently consists of 22 developed market country indices. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This index is unmanaged and investors cannot actually make investments in this index.

  18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

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THE OAKMARK FUNDS

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THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President and Chief Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President and Principal Financial
  Officer
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days from any Fund other than Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: May 2010.

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (4/5/01) TO PRESENT (3/31/10) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/10)

(Unaudited)	1-year	5-year	Since Inception (4/5/01)
Oakmark Fund (Class II)	69.71%	3.26%	4.65%
S&P 500 Index	49.77%	1.92%	2.09%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.44%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2010

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (3/31/10) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/10)

(Unaudited)	1-year	5-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	72.60%	0.87%	7.12%
S&P 500 Index	49.77%	1.92%	-0.42%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.28%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2010

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (7/12/00) TO PRESENT (3/31/10) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/10)

(Unaudited)	1-year	5-year	Since Inception (7/12/00)
Oakmark Equity & Income Fund (Class II)	33.13%	7.02%	9.48%
Lipper Balanced Fund Index	36.03%	3.68%	2.87%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.18%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2010

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (3/31/10) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
  (as of 3/31/10)

(Unaudited)	1-year	5-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	72.75%	6.18%	12.59%
MSCI World Index	52.37%	2.89%	4.61%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.54%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2010

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/4/99) TO PRESENT (3/31/10) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/10)

(Unaudited)	1-year	5-year	Since Inception (11/4/99)
Oakmark International Fund (Class II)	81.62%	6.83%	8.68%
MSCI World ex U.S. Index	55.96%	4.33%	2.79%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.32%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2010

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (3/31/10) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP AND THE MSCI WORLD EX U.S. INDEXES (UNAUDITED)†

Average Annual Total Returns
(as of 3/31/10)

(Unaudited)	1-year	5-year	Since Inception (1/8/01)
Oakmark International Small Cap Fund (Class II)	100.76%	6.21%	12.33%
MSCI World ex U.S. Small Cap Index	74.54%	4.13%	8.98%
MSCI World ex U.S. Index	55.96%	4.33%	3.56%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/09 was 1.71%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

†  Prior to January 1, 2009, the Fund's primary benchmark was the MSCI World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S., in proportion to world stock market capitalization. The Fund changed its primary benchmark because the MSCI World ex U.S. Small Cap Index reached its tenth anniversary on December 31, 2008 and now provides an historical perspective to make a more meaningful comparison given the small cap focus of the Fund.

Harris Associates Securities L.P., member FINRA, May 2010

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class II of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from October 1, 2009, to March 31, 2010, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. Class II shareholders can estimate expenses incurred for the period by dividing their account value at March 31, 2010, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than Oakmark Equity & Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,144.20	$1,140.50	$1,092.90	$1,104.60	$1,101.00	$1,101.60
Expenses Paid During Period*	$7.64	$7.31	$5.69	$8.03	$7.49	$8.80
Annualized Expense Ratio	1.43%	1.37%	1.09%	1.53%	1.43%	1.68%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class II of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,018.10	$1,019.50	$1,017.30	$1,017.80	$1,016.55
Expenses Paid During Period*	$7.19	$6.89	$5.49	$7.70	$7.19	$8.45
Annualized Expense Ratio	1.43%	1.37%	1.09%	1.53%	1.43%	1.68%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not required in this filing.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no amendments were made to the procedures adopted in fiscal year 2007.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not required in this filing.

	(2)

Certifications of John R. Raitt, Principal Executive Officer, and Kristi L. Rowsell, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

	(3)	Not applicable.

(b)

Certification of John R. Raitt, Principal Executive Officer and Kristi L. Rowsell, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ John R. Raitt
John R. Raitt
Principal Executive Officer
Date:	May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John R. Raitt
John R. Raitt
Principal Executive Officer
Date:	May 21, 2010

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Financial Officer
Date:	May 21, 2010